UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

December 31, 2014

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (CIO) and co-founder, resigned from the firm. PIMCO’s managing directors then elected Daniel Ivascyn to serve as group chief investment officer (Group CIO). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO announced that Marc Seidner returned to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and the head of Portfolio Management in its New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibilities for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, while Mihir oversees portfolio management and trade floor activities in the U.S.

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting PIMCO’s belief that the best approach for its clients and the firm is an investment leadership team of seasoned, highly-skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, and now employs over 2,400 professionals across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the 12-month reporting period ended December 31, 2014

Following a period of weakness early in 2014, the U.S. economy was highly resilient and expanded at a strong pace as the year progressed. Looking back, gross domestic product (GDP), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, contracted at an annual pace of 2.1% during the first quarter of 2014. However, this was a temporary setback, since the U.S. Commerce Department reported that GDP expanded at a 4.6% annual pace during the second quarter. The economy then gathered further momentum, with GDP expanding at a 5.0% annual pace during the

2	PIMCO CLOSED-END FUNDS

third quarter—its strongest growth rate since the third quarter of 2003. According to the Commerce Department’s initial estimate released on January 30, 2015, GDP expanded at an annual pace of 2.6% during the fourth quarter of 2014.

The Federal Reserve (the Fed) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases. However, the Fed again indicated that it would not raise interest rates in the near future. Finally, at its meeting in December 2014, the Fed stated, “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy. The Committee sees this guidance as consistent with its previous statement that it likely will be appropriate to maintain the 0%–1/4% target range for the federal funds rate for a considerable time following the end of its asset purchase program in October, especially if projected inflation continues to run below the Committee’s 2% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

PIMCO expects global growth to accelerate in 2015, from approximately 2.5% (year over year) in 2014 to 2.75% in 2015. The majority of this improvement, in PIMCO’s view, will come from supply-driven declines in oil prices serving as a fundamental positive for a majority of global economies, as well as consumer spending. Furthermore, declining oil prices are expected to have a clear impact on global inflation readings. In most developed economies, PIMCO feels headline inflation will likely go into negative readings in the early part of 2015, only to bounce back toward positive core inflation readings as we head into late 2015 and early 2016. Against this backdrop, the firm’s baseline expectation remains for the Fed to raise interest rates sometime between June and September of 2015. This view is widely embedded in market prices and expectations of economic divergence between the U.S. and other major developed market economies in 2015.

On the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12-month reporting period ended December 31, 2014.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at pimco.com/investments to learn more about our views and global thought leadership.

ANNUAL REPORT	DECEMBER 31, 2014	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President/Principal Executive Officer

4	PIMCO CLOSED-END FUNDS

Important Information About the Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund’s net asset value. A Fund may engage in such transactions regardless of whether a Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to a Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common

ANNUAL REPORT	DECEMBER 31, 2014	5

Important Information About the Fund (Cont.)

shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to

6	PIMCO CLOSED-END FUNDS

changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk of economic sanctions imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities

ANNUAL REPORT	DECEMBER 31, 2014	7

Important Information About the Fund (Cont.)

risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

The geographical classification of foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Common Share Average Annual Total Return table and Common Share Cumulative Returns (if applicable) measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of a Fund:

Fund Name	Commencement of Operations
PCM Fund, Inc.	9/02/93
PIMCO Dynamic Credit Income Fund	1/31/13

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimcofunds.com/closedendfunds, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

8	PIMCO CLOSED-END FUNDS

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Fund’s website at www.pimco.com/investments. Updated portfolio holdings information about a Fund will be available at www.pimco.com/investments approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until each Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	DECEMBER 31, 2014	9

PCM Fund, Inc.	Symbol on NYSE - PCM

Allocation Breakdown†

Mortgage-Backed Securities	54.6%
Corporate Bonds & Notes	22.9%
Asset-Backed Securities	13.5%
Bank Loan Obligations	4.0%
Short-Term Instruments	3.1%
Other	1.9%

†	% of Investments, at value as of 12/31/14

Fund Information (as of December 31, 2014)(1)

Market Price	$10.65
NAV	$10.72
Premium/(Discount) to NAV	-0.65%
Market Price Distribution Yield (2)	9.01%
NAV Distribution Yield (2)	8.96%
Regulatory Leverage Ratio (3)	46.44%

Average Annual Total Return for the period ended December 31, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	0.34%	17.52%	8.80%	8.53%
NAV	5.45%	18.79%	10.00%	9.20%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com/investments or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com/investments for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

10	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PCM’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

»

Securitized credits, including non-agency mortgage-backed securities (MBS), commercial mortgage-backed (CMBS) and asset-backed securities (ABS), all generated positive returns during the reporting period. Specifically, the Barclays Non-Agency CMBS Index returned 4.15% and the fixed rate Barclays Asset-Backed Securities Index gained 1.88%. Securitized credits continued to benefit from strong investor demand amid the low yield environment, relatively limited supply and continued fundamental performance. Although the CMBS and ABS markets experienced some supply pressure from increasing new issuance, new issue supply volumes remain well below the pre-crisis peak. CMBS also benefited, as the recovery in commercial property values continued. Within CMBS, lower-rated securities generally outperformed higher-rated securities; the Barclays Baa Non-Agency CMBS Index returned 4.76% during the reporting period, versus 4.27% for the Barclays Aaa Non-Agency CMBS Index. An allocation to super senior CMBS benefited performance, as the sector had positive returns in 2014 due to improving fundamentals and strong investor demand.

»

A substantial allocation to non-agency MBS, coupled with attractive levels of coupon and price appreciation, was positive for performance as the asset class saw price appreciation during the reporting period. An improving U.S. housing market, driven by continued recovery in home prices, as well as favorable demand relative to supply, supported the sector. Exposure to ABS was also beneficial for performance, as these securities continued to benefit from strong investor demand for high quality yield.

»	The Fund’s overall exposure to interest rates contributed positively to performance, as yields declined at middle and long end parts of the yield curve in 2014.

»

On the negative side, the Fund’s allocations to below-investment-grade energy related issues detracted from performance, as prices of those bonds declined sharply in the second half of the year on lower oil prices.

ANNUAL REPORT	DECEMBER 31, 2014	11

PIMCO Dynamic Credit Income Fund	Symbol on NYSE - PCI

Allocation Breakdown†

Corporate Bonds & Notes	38.2%
Asset-Backed Securities	19.2%
Mortgage-Backed Securities	17.0%
Bank Loan Obligations	13.9%
Short-Term Instruments	5.7%
Other	6.0%

†	% of Investments, at value as of 12/31/14

Fund Information (as of December 31, 2014)(1)

Market Price	$20.65
NAV	$22.83
Premium/(Discount) to NAV	-9.55%
Market Price Distribution Yield (2)	9.08%
NAV Distribution Yield (2)	8.21%
Regulatory Leverage Ratio (3)	43.12%

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Commencement of Operations (01/31/13)
Market Price	2.68%	-0.10%
NAV	5.19%	7.40%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com/investments or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com/investments for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Leverage”). Total managed assets refer to total assets (including assets attributable to Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Leverage).

12	PIMCO CLOSED-END FUNDS

Portfolio Insights

»	PIMCO Dynamic Credit Income Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective of the Fund.

»

The overall fixed income market generated a positive return during the reporting period. The fixed income market was volatile at times as investor sentiment was impacted by incoming economic data, changing expectations regarding future monetary policy and a number of geopolitical issues. All told, longer-term U.S. Treasury yields declined during the 12-month period, with the yield on the benchmark 10-year Treasury bond falling from 3.03% to 2.17%. Over that period, the global fixed income markets, as measured by the Barclays Multiverse Index, rose 7.30%.

»

Substantial allocation to non-agency residential mortgage-backed securities, coupled with attractive total return, was a major contributor to performance as the asset class saw price appreciation during the reporting period. Improving U.S. home prices, driven by favorable demand relative to supply and strong employment data, supported the sector. Allocations to the banking sector via investments in junior parts of the capital structure were also additive to returns, given continued improvement in asset quality and broad deleveraging imposed by regulators on the banking sector. Elsewhere, the Fund’s exposure to utility and pipeline bonds was additive for results. The bonds’ coupon income and defensive performance profile helped it to achieve positive return, especially in the context of increased market volatility that negatively impacted risk assets during the second half of 2014. Finally, the Fund’s interest rate exposure in the eurozone, U.K. and Australia helped performance, as their rates generally declined during the year.

»	The Fund’s exposure to high yield credits contributed to positive returns during the year.

»

Redemptions from high yield mutual funds and exchange-traded funds, which caused those funds to sell high yield bonds, as well as declining oil prices, weighed on the high yield sector in the second half of the year.

»

The Fund’s exposure to U.S.-dollar denominated Russian corporate and quasi-sovereign debt detracted from performance. These securities sold off, given the slowdown in the Russian economy on lower oil prices and the impact of Western sanctions.

ANNUAL REPORT	DECEMBER 31, 2014	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
PCM Fund, Inc.
12/31/2014	$11.17	$0.94	$(0.34)	$0.60	$(1.05)	$0.00	$(1.05)
12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	(1.10)
12/31/2012	9.48	1.06	1.93	2.99	(1.12)	0.00	(1.12)
12/31/2011	9.88	1.13	(0.47)	0.66	(1.06)	0.00	(1.06)
12/31/2010	7.73	1.12	2.29	3.41	(1.26)	0.00	(1.26)

PIMCO Dynamic Credit Income Fund (Consolidated)
12/31/2014	$24.04	$1.79	$(0.53)	$1.26	$(2.47)	$0.00	$(2.47)
01/31/2013 - 12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	(1.92)

*	Annualized
^	Reflects an amount rounding to less than $0.005
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Offering Costs Charged to Paid in Capital in Excess of Par		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

N/A		$10.72	$10.65	0.34%	$123,633	1.89%	1.40%	8.38%	11%
N/A		11.17	11.65	6.49	128,672	2.05	1.52	9.75	6
N/A		11.35	12.02	23.34	130,461	2.59	1.76	10.05	13
N/A		9.48	10.77	10.43	108,810	2.44	1.75	11.30	26
N/A		9.88	10.80	54.01	113,020	2.41	1.75	11.91	28

$(0.00	)^	$22.83	$20.65	2.68%	$3,132,146	2.36%	1.91%	7.29%	35%
(0.01)		24.04	22.48	(2.79)	3,298,673	1.52 *	1.42 *	6.06 *	76

ANNUAL REPORT	DECEMBER 31, 2014	15

Statement of Assets and Liabilities

December 31, 2014

(Amounts in thousands, except per share amounts)	PCM Fund, Inc.
Assets:
Investments, at value
Investments in securities*	$218,920
Cash	1,003
Deposits with counterparty	1,573
Receivable for investments sold	13,133
Interest and dividends receivable	1,500
Other assets	8
236,137

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$107,194
Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	1,889
Payable for investments purchased	1,153
Deposits from counterparty	50
Distributions payable to shareholders	1,953
Accrued management fees	174
Other liabilities	85
112,504

Net Assets	$123,633

Net Assets Consist of:
Shares:
Par value ($0.001 per share)	$12
Paid in capital in excess of par	143,822
(Overdistributed) net investment income	(540)
Accumulated net realized (loss)	(42,413)
Net unrealized appreciation	22,752
$123,633

Shares Issued and Outstanding	11,531

Net Asset Value Per Share	$10.72

Cost of Investments in securities	$199,218

Cost or Premiums of Financial Derivative Instruments, net	$(5,017)

* Includes repurchase agreements of:	$3,600

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities

December 31, 2014

(Amounts in thousands, except per share amounts)	PIMCO Dynamic Credit Income Fund
Assets:
Investments, at value
Investments in securities*	$5,434,745
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,747
Over the counter	35,062
Cash	19,487
Deposits with counterparty	66,672
Foreign currency, at value	7,748
Receivable for investments sold	45,735
Interest and dividends receivable	53,597
Other assets	72
5,664,865

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,345,529
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,125
Over the counter	34,330
Payable for investments purchased	22,416
Deposits from counterparty	19,272
Distributions payable to shareholders	104,109
Accrued management fees	5,685
Other liabilities	253
2,532,719

Net Assets	$3,132,146

Net Assets Consist of:
Shares:
Par value ($0.00001 per share)	$1
Paid in capital in excess of par	3,274,225
(Overdistributed) net investment income	(24,101)
Accumulated undistributed net realized (loss)	(62,765)
Net unrealized (depreciation)	(55,214)
$3,132,146

Shares Issued and Outstanding	137,221

Net Asset Value Per Share	$22.83

Cost of Investments in securities	$5,508,243

Cost of Foreign Currency Held	$7,822

Cost or Premiums of Financial Derivative Instruments, net	$(6,844)

* Includes repurchase agreements of:	$76,900

ANNUAL REPORT	DECEMBER 31, 2014	17

Statement of Operations

Year Ended December 31, 2014
(Amounts in thousands)	PCM Fund, Inc.

Investment Income:
Interest	$13,243
Dividends	1
Total Income	13,244

Expenses:
Management fees	1,681
Trustee fees and related expenses	8
Interest expense	630
Operating expenses pre-transition (a)
Custodian and accounting agent	26
Audit and tax services	31
Shareholder communications	20
New York Stock Exchange listing	13
Transfer agent	17
Legal	4
Insurance	1
Total Expenses	2,431

Net Investment Income	10,813

Net Realized Gain (Loss):
Investments in securities	(95)
Exchange-traded or centrally cleared financial derivative instruments	(423)
Over the counter financial derivative instruments	582
Net Realized Gain	64

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(3,968)
Exchange-traded or centrally cleared financial derivative instruments	(77)
Over the counter financial derivative instruments	45
Net Change in Unrealized (Depreciation)	(4,000)
Net (Loss)	(3,936)

Net Increase in Net Assets Resulting from Operations	$6,877

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended December 31, 2014
(Amounts in thousands)	PIMCO Dynamic Credit Income Fund

Investment Income:
Interest	$320,629
Dividends	4,810
Total Income	325,439

Expenses:
Management fees	63,222
Trustee fees and related expenses	197
Interest expense	15,058
Operating expenses pre-transition (a)
Custodian and accounting agent	674
Audit and tax services	62
Shareholder communications	131
New York Stock Exchange listing	67
Transfer agent	17
Legal	86
Insurance	13
Total Expenses	79,527

Net Investment Income	245,912

Net Realized Gain (Loss):
Investments in securities	74,282
Exchange-traded or centrally cleared financial derivative instruments	(61,931)
Over the counter financial derivative instruments	199
Foreign currency	372
Net Realized Gain	12,922

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(134,022)
Exchange-traded or centrally cleared financial derivative instruments	25,530
Over the counter financial derivative instruments	12,753
Foreign currency assets and liabilities	9,887
Net Change in Unrealized (Depreciation)	(85,852)
Net (Loss)	(72,930)

Net Increase in Net Assets Resulting from Operations	$172,982

(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	19

Statements of Changes in Net Assets

	PCM Fund, Inc.
(Amounts in thousands)	Year Ended December 31, 2014	Year Ended December 31, 2013
(Decrease) in Net Assets from:

Operations:
Net investment income	$10,813	$12,859
Net realized gain	64	224
Net change in unrealized (depreciation)	(4,000)	(2,501)
Net increase in net assets resulting from operations	6,877	10,582

Distributions to Stockholders:
From net investment income	(12,094)	(12,602)

Total Distributions	(12,094)	(12,602)

Fund Share Transactions**:
Reinvestment of distributions	178	231
Net increase resulting from Fund share transactions	178	231

Total (Decrease) in Net Assets	(5,039)	(1,789)

Net Assets:
Beginning of year	128,672	130,461
End of year*	$123,633	$128,672

* Including undistributed (overdistributed) net investment income of:	$(540)	$15

** Fund Share Transactions:
Shares issued as reinvestment of distributions	16	20

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit Income Fund
(Amounts in thousands†)	Year Ended December 31, 2014	Period from January 31 to December 31, 2013
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$245,912	$182,615
Net realized gain	12,922	75,578
Net change in unrealized appreciation (depreciation)	(85,852)	30,638
Net increase in net assets resulting from operations	172,982	288,831

Distributions to Shareholders:
From net investment income	(339,486)	(230,873)
From net realized capital gains	0	(33,559)

Total Distributions	(339,486)	(264,432)

Fund Share Transactions**:
Receipts for shares sold	0	3,275,757
Offering costs charged to paid in capital in excess of par	(23)	(1,895)
Reinvestment of distributions	0	312
Net increase (decrease) resulting from Fund share transactions	(23)	3,274,174

Total Increase (Decrease) in Net Assets	(166,527)	3,298,573

Net Assets:
Beginning of year or period	3,298,673	100
End of year or period*	$3,132,146	$3,298,673

* Including (overdistributed) net investment income of:	$(24,101)	$(13,704)

** Fund Share Transactions:
Shares Sold	0	137,204
Shares issued as reinvestment of distributions	0	13
Net increase in common Fund shares outstanding	0	137,217

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2014	21

Statement of Cash Flows

Year Ended December 31, 2014 (Amounts in thousands)	PCM Fund, Inc.
Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$6,877

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(67,463)
Proceeds from sales of long-term securities	33,458
Purchases of short-term portfolio investments, net	(1,230)
(Increase) in deposits with counterparty	(1,547)
(Increase) in receivable for investments sold	(12,572)
(Increase) in interest and dividends receivable	(322)
(Increase) in exchange-traded or centrally cleared derivatives	(494)
Decrease in over the counter derivatives	378
(Increase) in other assets	(3)
Increase in payable for investments purchased	1,152
(Decrease) in deposits from counterparty	(210)
Increase in accrued management fees	45
(Decrease) in other liabilities	(87)
Net Realized (Gain) Loss
Investments in securities	95
Exchange-traded or centrally cleared financial derivative instruments	423
Over the counter financial derivative instruments	(582)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	3,968
Exchange-traded or centrally cleared financial derivative instruments	77
Over the counter financial derivative instruments	(45)
Net amortization (accretion) on investments	481
Net cash (used for) operating activities	(37,601)

Cash flows received from financing activities:
(Decrease) in overdraft due to custodian	(5)
Cash dividend paid*	(12,439)
Proceeds from reverse repurchase agreements	344,389
Payments on reverse repurchase agreements	(293,341)
Net cash received from financing activities	38,604

Net Increase in Cash	1,003

Cash:
Beginning of year	0
End of year	$1,003

* Reinvestment of distributions	$178

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$561

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended December 31, 2014 (Amounts in thousands)	PIMCO Dynamic Credit Income Fund
Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$172,982

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(3,150,564)
Proceeds from sales of long-term securities	2,418,925
Purchases of short-term portfolio investments, net	(294,705)
(Increase) in deposits with counterparty	(4,232)
Decrease in receivable for investments sold	110,706
(Increase) in interest and dividends receivable	(5,385)
(Increase) in exchange-traded or centrally cleared derivatives	(40,212)
Decrease in over the counter derivatives	7,028
(Increase) in other assets	(24)
(Decrease) in payable for investments purchased	(23,833)
Increase in deposits from counterparty	19,024
Increase in accrued management fees	1,263
Payments on currency transactions	(1,689)
(Decrease) in other liabilities	(265)
Net Realized (Gain) Loss
Investments in securities	(74,282)
Exchange-traded or centrally cleared financial derivative instruments	61,931
Over the counter financial derivative instruments	(199)
Foreign currency	(372)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	134,022
Exchange-traded or centrally cleared financial derivative instruments	(25,530)
Over the counter financial derivative instruments	(12,753)
Foreign currency assets and liabilities	(9,887)
Net amortization (accretion) on investments	4,757
Net cash (used for) operating activities	(713,294)

Cash flows received from financing activities:
Offering costs charged to paid in capital in excess of par	(23)
Decrease in overdraft due to custodian	(42)
Cash dividend paid	(306,843)
Proceeds from reverse repurchase agreements	12,240,505
Payments on reverse repurchase agreements	(11,193,229)
Net cash received from financing activities	740,368

Net Increase in Cash and Foreign Currency	27,074

Cash and Foreign Currency:
Beginning of year	161
End of year	$27,235

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$13,356

ANNUAL REPORT	DECEMBER 31, 2014	23

Schedule of Investments PCM Fund, Inc.

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 177.1%

BANK LOAN OBLIGATIONS 7.2%
Albertson’s Holdings LLC
4.000% due 08/25/2019	$122	$122
4.500% due 08/25/2021	267	268
Cactus Wellhead LLC
7.000% due 07/31/2020	499	434
Clear Channel Communications, Inc.
6.919% due 01/30/2019	3,000	2,834
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	3,714	3,720
New Albertson’s, Inc.
4.750% due 06/27/2021	1,297	1,280
ServiceMaster Co.
4.250% due 07/01/2021	200	196

Total Bank Loan Obligations (Cost $9,047)		8,854

CORPORATE BONDS & NOTES 40.6%

BANKING & FINANCE 16.8%
American International Group, Inc.
8.175% due 05/15/2068 (g)	600	816
Blackstone CQP Holdco LP
9.296% due 03/18/2019	3,581	3,580
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)	1,000	1,097
Exeter Finance Corp.
9.750% due 05/20/2019	800	800
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (g)	500	560
Greystar Real Estate Partners LLC
8.250% due 12/01/2022	470	481
International Lease Finance Corp.
7.125% due 09/01/2018 (g)	1,600	1,796
Jefferies Finance LLC
7.500% due 04/15/2021	687	641
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)	800	734
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (e)	1,118	1,118
8.500% due 08/08/2019 (e)	373	373
Navient Corp.
8.000% due 03/25/2020 (g)	1,000	1,107
8.450% due 06/15/2018 (g)	1,100	1,229
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021	1,264	1,302
SL Green Realty Corp.
7.750% due 03/15/2020 (g)	2,000	2,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.500% due 09/15/2017 (g)	$455	$479
6.900% due 12/15/2017 (g)	1,200	1,281
Toll Road Investors Partnership LP
0.000% due 02/15/2045	4,471	916

		20,702

INDUSTRIALS 19.8%
Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)	165	163
Armored Autogroup, Inc.
9.250% due 11/01/2018	100	100
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(g)	1,089	931
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (g)	3,143	2,430
9.000% due 02/15/2020	157	120
California Resources Corp.
6.000% due 11/15/2024 (g)	1,500	1,275
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (c)(g)	400	405
CVS Pass-Through Trust
5.880% due 01/10/2028 (g)	1,480	1,687
7.507% due 01/10/2032 (g)	893	1,141
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023 (g)	700	688
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (g)	1,900	1,244
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	285	2
Gulfport Energy Corp.
7.750% due 11/01/2020 (g)	800	786
NGC Corp.
7.125% due 05/15/2018 ^	250	0
Regency Energy Partners LP
5.000% due 10/01/2022 (g)	600	570
Rockies Express Pipeline LLC
6.875% due 04/15/2040	360	386
Scientific Games International, Inc.
10.000% due 12/01/2022	800	737
Sequa Corp.
7.000% due 12/15/2017	270	244
Sitel LLC
11.000% due 08/01/2017 (g)	700	700
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (g)	2,290	2,370
Tenet Healthcare Corp.
4.375% due 10/01/2021 (g)	596	595
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019 (g)	1,778	1,811

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Pass-Through Trust
6.636% due 01/02/2024 (g)	$656	$709
9.750% due 07/15/2018 (g)	540	599
10.400% due 05/01/2018 (g)	319	355
UCP, Inc.
8.500% due 10/21/2017	1,300	1,298
Valeant Pharmaceuticals International
6.875% due 12/01/2018 (g)	1,200	1,242
Warren Resources, Inc.
9.000% due 08/01/2022 (g)	1,000	655
Western Express, Inc.
12.500% due 04/15/2015	40	38
Westmoreland Coal Co.
8.750% due 01/01/2022	1,264	1,248

		24,529

UTILITIES 4.0%
Cloud Peak Energy Resources LLC
8.500% due 12/15/2019 (g)	500	523
Dynegy Finance, Inc.
6.750% due 11/01/2019	185	188
7.375% due 11/01/2022	175	178
7.625% due 11/01/2024	30	31
Frontier Communications Corp.
9.000% due 08/15/2031	49	52
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)	1,515	1,273
7.950% due 06/01/2032 (g)	1,024	901
NGPL PipeCo LLC
7.768% due 12/15/2037	86	89
Sprint Corp.
7.125% due 06/15/2024 (g)	1,800	1,683

		4,918

Total Corporate Bonds & Notes (Cost $50,697)		50,149

MUNICIPAL BONDS & NOTES 1.2%

ARKANSAS 0.5%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	615	593

VIRGINIA 0.1%
Lexington Industrial Development Authority, Virginia Revenue Notes, Series 2007
8.000% due 01/01/2015	130	130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$870	$749

Total Municipal Bonds & Notes (Cost $1,558)		1,472

U.S. GOVERNMENT AGENCIES 2.0%
Freddie Mac
0.660% due 01/25/2021 (a)	2,972	88
0.750% due 10/25/2020 (a)(g)	9,041	324
3.615% due 06/25/2041 (a)	10,500	2,038

Total U.S. Government Agencies (Cost $2,205)		2,450

MORTGAGE-BACKED SECURITIES 96.7%
Adjustable Rate Mortgage Trust
2.627% due 01/25/2036 ^	362	311
Banc of America Alternative Loan Trust
6.346% due 04/25/2037 ^(g)	506	418
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047 (g)	2,000	2,094
Banc of America Funding Trust
2.669% due 12/20/2034	712	601
5.627% due 03/20/2036	231	212
7.000% due 10/25/2037 ^	932	639
Banc of America Mortgage Trust
2.675% due 06/20/2031	553	571
2.695% due 11/25/2034	497	499
2.755% due 06/25/2035	309	298
BCAP LLC Trust
0.365% due 07/26/2036	87	65
5.015% due 03/26/2036	115	116
BCRR Trust
5.858% due 07/17/2040	1,000	1,085
Bear Stearns Adjustable Rate Mortgage Trust
2.546% due 05/25/2034	273	265
2.710% due 10/25/2035	1,555	1,547
Bear Stearns ALT-A Trust
2.484% due 08/25/2036 ^	1,245	1,037
2.590% due 11/25/2036	1,184	822
2.677% due 08/25/2036 ^	485	357
2.681% due 05/25/2036 ^	464	363
2.776% due 01/25/2047	85	64
2.787% due 05/25/2036	64	41
3.603% due 09/25/2034	253	247
4.915% due 07/25/2035 ^	216	165
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050 (g)	3,000	3,258
5.707% due 06/11/2040 (g)	2,000	2,160
6.580% due 05/11/2039 (g)	1,000	1,026

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	25

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAD Resecuritization Trust
0.000% due 03/12/2021	$2,708	$227
1.000% due 03/12/2021	506	478
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	911	602
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	435	392
Citigroup Commercial Mortgage Trust
0.497% due 05/15/2043 (a)	40,071	42
5.710% due 12/10/2049 (g)	2,500	2,714
Citigroup Mortgage Loan Trust, Inc.
2.510% due 11/25/2036 ^	337	295
2.612% due 09/25/2035 ^	406	355
2.640% due 08/25/2035	245	229
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049 (g)	4,012	4,251
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	85	88
Cobalt Commercial Mortgage Trust
5.223% due 08/15/2048 (g)	1,732	1,827
Commercial Mortgage Trust
5.904% due 07/10/2046	690	769
6.586% due 07/16/2034	691	740
6.922% due 07/16/2034 (g)	1,500	1,642
Countrywide Alternative Loan Trust
0.350% due 06/25/2047 (g)	1,307	1,054
0.375% due 07/20/2046 ^	2,399	1,678
0.450% due 02/25/2037	468	370
0.460% due 02/25/2036 ^	1,518	1,267
1.113% due 12/25/2035 (g)	3,112	2,609
6.000% due 11/25/2035 ^	252	135
6.000% due 04/25/2036 (g)	5,871	4,945
6.000% due 05/25/2037 ^	981	805
Countrywide Home Loan Mortgage Pass-Through Trust
0.490% due 03/25/2035	331	260
2.313% due 02/20/2036 ^	26	24
2.362% due 09/20/2036 ^	238	208
2.538% due 09/25/2047 ^	957	860
6.000% due 05/25/2037 ^	616	560
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039 (g)	4,145	4,366
Credit Suisse First Boston Mortgage Securities Corp.
2.924% due 12/15/2035 (a)	41	3
7.000% due 02/25/2033	106	112
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039	1,000	1,056
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	340	273
6.500% due 05/25/2036 ^	260	181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FFCA Secured Franchise Loan Trust
0.993% due 09/18/2027 (a)	$2,481	$78
First Horizon Alternative Mortgage Securities Trust
2.251% due 08/25/2035 ^	205	58
First Horizon Mortgage Pass-Through Trust
2.573% due 04/25/2035	201	200
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)	14,782	58
GMAC Commercial Mortgage Securities, Inc.
8.230% due 09/15/2035	1,144	1,145
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039 (g)	2,000	2,135
GS Mortgage Securities Trust
1.502% due 08/10/2043 (a)	15,898	1,022
2.560% due 05/10/2045 (a)	6,251	704
5.560% due 11/10/2039 (g)	4,425	4,687
6.041% due 08/10/2043 (g)	1,670	1,835
HarborView Mortgage Loan Trust
0.354% due 01/19/2038	78	67
0.414% due 01/19/2036 (g)	1,183	823
4.595% due 06/19/2036 ^	567	408
IndyMac Mortgage Loan Trust
0.970% due 11/25/2034	186	171
2.784% due 06/25/2037	744	704
2.808% due 05/25/2036	294	216
JPMorgan Chase Commercial Mortgage Securities Trust
0.473% due 02/15/2046 (a)	61,000	1,739
1.375% due 03/12/2039 (a)	724	12
5.698% due 02/12/2049 (g)	1,400	1,504
5.794% due 02/12/2051 (g)	1,195	1,297
5.939% due 02/15/2051 (g)	61	61
6.450% due 05/12/2034 (g)	3,753	3,900
JPMorgan Commercial Mortgage-Backed Securities Trust
5.637% due 03/18/2051 (g)	4,100	4,435
JPMorgan Mortgage Trust
2.489% due 07/25/2035	206	207
LB Commercial Mortgage Trust
5.600% due 10/15/2035	498	522
5.903% due 07/15/2044 (g)	950	1,031
LB-UBS Commercial Mortgage Trust
5.347% due 11/15/2038 (g)	1,278	1,360
Lehman Mortgage Trust
6.000% due 05/25/2037 ^	714	698
6.152% due 04/25/2036	339	324
Luminent Mortgage Trust
0.340% due 12/25/2036	1,163	938
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	943	887
Merrill Lynch Mortgage Investors Trust
0.590% due 07/25/2030	469	436

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.815% due 11/25/2029	$253	$245
2.162% due 11/25/2035	102	101
2.694% due 11/25/2035	365	364
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051 (g)	1,500	1,612
5.700% due 09/12/2049 (g)	2,300	2,491
Morgan Stanley Capital Trust
0.234% due 11/12/2049 (a)	61,073	358
5.447% due 02/12/2044 (g)	2,000	2,135
5.692% due 04/15/2049	315	340
5.809% due 12/12/2049 (g)	553	602
Morgan Stanley Capital, Inc.
6.010% due 11/15/2030	2,517	2,641
Morgan Stanley Mortgage Loan Trust
2.595% due 01/25/2035 ^	402	30
6.000% due 08/25/2037 ^	495	464
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)	62	62
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^	200	0
Regal Trust
2.167% due 09/29/2031	341	321
Residential Accredit Loans, Inc. Trust
0.350% due 06/25/2046	205	93
3.762% due 01/25/2036 ^	636	513
6.000% due 08/25/2035	455	425
6.500% due 09/25/2037 ^	462	364
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	337	244
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	556	515
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (g)	1,000	1,047
5.331% due 02/16/2044	1,000	1,050
5.336% due 05/16/2047 (g)	1,000	1,059
6.068% due 02/17/2051	2,744	2,754
Structured Adjustable Rate Mortgage Loan Trust
4.596% due 11/25/2036 ^	425	386
4.803% due 04/25/2036 ^	737	574
4.980% due 01/25/2036 ^	570	433
5.156% due 09/25/2036 ^	479	422
Structured Asset Mortgage Investments Trust
0.380% due 08/25/2036	1,329	1,042
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	120	123
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	244	193
TIAA CMBS Trust
5.770% due 06/19/2033 (g)	1,073	1,092
Wachovia Bank Commercial Mortgage Trust
0.972% due 10/15/2041 (a)	5,796	5
5.509% due 04/15/2047 (g)	1,000	1,055

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.941% due 02/15/2051 (g)	$1,825	$1,997
WaMu Commercial Mortgage Securities Trust
5.686% due 03/23/2045 (g)	1,000	1,042
WaMu Mortgage Pass-Through Certificates Trust
2.195% due 12/25/2036 ^(g)	687	621
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036	2,417	1,814
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	73	73
Wells Fargo Mortgage-Backed Securities Trust
5.724% due 10/25/2036	567	552
Wells Fargo-RBS Commercial Mortgage Trust
1.085% due 02/15/2044 (a)(g)	30,218	901

Total Mortgage-Backed Securities (Cost $100,070)		119,495

ASSET-BACKED SECURITIES 23.8%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.795% due 02/25/2033 ^	5	0
Asset-Backed Securities Corp. Home Equity Loan Trust
3.415% due 06/21/2029	156	147
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	433	517
Bayview Financial Acquisition Trust
0.450% due 12/28/2036	306	290
Bear Stearns Asset-Backed Securities Trust
0.550% due 06/25/2036	47	46
2.777% due 07/25/2036	518	494
5.500% due 12/25/2035	110	94
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,218	718
Citigroup Mortgage Loan Trust, Inc.
0.620% due 11/25/2045	5,300	4,763
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	421	332
9.163% due 03/01/2033	970	885
EMC Mortgage Loan Trust
1.470% due 02/25/2041	525	512
Fremont Home Loan Trust
0.350% due 04/25/2036 (g)	1,874	1,737
GE Capital Mortgage Corp.
6.705% due 04/25/2029	195	193
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.410% due 04/25/2047	6,250	3,665
Keystone Owner Trust
9.000% due 01/25/2029	56	53

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	27

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
5.420% due 11/25/2035 ^	$458	$459
Merrill Lynch First Franklin Mortgage Loan Trust
0.410% due 05/25/2037	2,160	1,289
Merrill Lynch Mortgage Investors Trust
0.670% due 06/25/2036	544	502
Oakwood Mortgage Investors, Inc.
6.890% due 11/15/2032 ^	658	258
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037	4,547	2,974
Residential Asset Mortgage Products Trust
0.910% due 09/25/2032	62	57
Residential Asset Securities Corp. Trust
0.630% due 06/25/2031	2,160	2,013
Securitized Asset-Backed Receivables LLC Trust
0.620% due 10/25/2035	5,500	4,185
Soundview Home Loan Trust
0.450% due 06/25/2037	4,043	2,435
Southern Pacific Secured Asset Corp.
0.340% due 07/25/2029	42	38
Structured Asset Investment Loan Trust
4.670% due 10/25/2033	68	30
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	733	747
UPS Capital Business Credit
3.456% due 04/15/2026	1,856	46

Total Asset-Backed Securities (Cost $28,727)		29,479

	SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%
SemGroup Corp. ‘A’	2,654	181

Total Common Stocks (Cost $74)		181

WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017	1,100	0

Total Warrants (Cost $0)		0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (f) 2.9%
		$3,600

SHORT-TERM NOTES 0.9%
Fannie Mae
0.081% due 04/22/2015	$100	100
Federal Home Loan Bank
0.081% due 04/17/2015	400	400
Freddie Mac
0.081% due 04/27/2015	200	200
0.091% due 02/11/2011	100	100
0.132% due 06/09/2015	300	300

		1,100

U.S. TREASURY BILLS 1.7%
0.051% due 01/15/2015 - 02/12/2015 (d)(i)(k)	2,140	2,140

Total Short-Term Instruments (Cost $6,840)		6,840

Total Investments in Securities (Cost $199,218)		218,920

Total Investments 177.1% (Cost $199,218)		$218,920

Financial Derivative Instruments (h)(j) (1.5%) (Cost or Premiums, net $(5,017))		(1,895)

Other Assets and Liabilities, net (75.6%)		(93,392)

Net Assets Applicable to Common Shareholders 100.0%		$123,633

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019 - 08/08/2019	08/07/2014 - 08/08/2014	$1,463	$1,491	1.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.100%	12/31/2014	01/02/2015	$3,600	U.S. Treasury Notes 1.375% due 05/31/2020	$(3,678)	$3,600	$3,600

Total Repurchase Agreements						$(3,678)	$3,600	$3,600

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.500%)	10/02/2014	09/30/2016	$(920)	$(919)
	0.600%	08/26/2014	02/26/2015	(1,077)	(1,079)
	0.710%	08/26/2014	02/26/2015	(2,718)	(2,725)
	0.800%	11/18/2014	02/18/2015	(924)	(925)
	0.820%	10/30/2014	01/30/2015	(229)	(229)
	1.033%	10/30/2014	01/30/2015	(1,458)	(1,461)
	1.048%	12/03/2014	02/03/2015	(55)	(55)
	1.232%	10/07/2014	01/07/2015	(802)	(804)
	1.430%	10/02/2014	04/02/2015	(2,624)	(2,634)
	(2.000%)	08/20/2014	08/19/2016	(2,222)	(2,205)

DEU	0.750%	10/02/2014	01/02/2015	(2,767)	(2,772)
	0.750%	10/08/2014	01/08/2015	(2,279)	(2,283)
	0.750%	10/24/2014	01/26/2015	(1,856)	(1,859)
	0.750%	10/30/2014	01/30/2015	(378)	(379)
	0.750%	11/03/2014	02/03/2015	(2,103)	(2,106)
	0.750%	11/12/2014	02/12/2015	(676)	(677)
	0.750%	11/17/2014	02/17/2015	(444)	(444)
	0.750%	11/18/2014	02/18/2015	(727)	(728)
	0.750%	11/28/2014	01/30/2015	(542)	(542)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	29

Schedule of Investments PCM Fund, Inc. (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.750%	12/29/2014	01/02/2015	$(605)	$(605)
	0.800%	12/23/2014	03/23/2015	(1,636)	(1,636)
	0.800%	01/02/2015	04/02/2015	(3,257)	(3,257)

JPS	0.832%	11/07/2014	02/09/2015	(1,977)	(1,980)
	0.929%	10/14/2014	01/14/2015	(6,917)	(6,931)
	1.493%	12/18/2014	03/18/2015	(2,725)	(2,727)

MSC	1.100%	10/15/2014	01/15/2015	(1,949)	(1,954)
	1.150%	10/15/2014	01/15/2015	(5,601)	(5,615)

RBC	0.700%	08/26/2014	02/26/2015	(2,228)	(2,234)
	0.740%	10/29/2014	04/29/2015	(544)	(545)
	0.750%	11/13/2014	05/13/2015	(529)	(529)
	0.780%	12/01/2014	06/01/2015	(630)	(630)

RDR	0.420%	10/07/2014	01/07/2015	(553)	(554)
	0.420%	11/13/2014	02/06/2015	(799)	(799)
	0.930%	12/02/2014	02/02/2015	(949)	(950)
	1.030%	11/06/2014	05/06/2015	(5,312)	(5,321)
	1.030%	11/21/2014	05/21/2015	(1,262)	(1,263)
	1.230%	12/02/2014	02/02/2015	(831)	(832)
	1.330%	09/24/2014	03/24/2015	(1,995)	(2,002)
	1.330%	11/10/2014	05/11/2015	(3,963)	(3,971)

RYL	1.226%	11/07/2014	05/07/2015	(1,407)	(1,410)

SAL	0.982%	10/06/2014	01/06/2015	(3,810)	(3,819)
	0.982%	10/07/2014	01/06/2015	(6,050)	(6,064)
	0.982%	11/03/2014	02/03/2015	(2,338)	(2,342)
	0.982%	11/19/2014	02/19/2015	(3,743)	(3,748)
	0.983%	11/12/2014	02/12/2015	(4,866)	(4,873)
	1.006%	01/06/2015	04/07/2015	(9,244)	(9,244)

SOG	0.670%	11/06/2014	02/06/2015	(1,043)	(1,044)

UBS	0.600%	11/17/2014	01/21/2015	(1,632)	(1,633)
	0.650%	10/02/2014	04/02/2015	(1,391)	(1,393)
	0.700%	10/02/2014	04/02/2015	(1,651)	(1,654)
	0.750%	11/12/2014	05/12/2015	(808)	(809)

Total Reverse Repurchase Agreements					$(107,194)

(2)

As of December 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $70,483 at a weighted average interest rate of 0.827%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(g)	Securities with an aggregate market value of $119,812 and cash of $1,300 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(13,036)	$0	$0	$(13,036)	$14,783	$1,747
DEU	0	(17,288)	0	0	(17,288)	18,703	1,415

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
JPS	$0	$(11,638)	$0	$0	$(11,638)	$13,633	$1,995
MSC	0	(7,569)	0	0	(7,569)	8,567	998
RBC	0	(3,938)	0	0	(3,938)	4,191	253
RDR	3,600	(15,692)	0	0	(12,092)	14,759	2,667
RYL	0	(1,410)	0	0	(1,410)	1,582	172
SAL	0	(30,090)	0	0	(30,090)	34,055	3,965
SOG	0	(1,044)	0	0	(1,044)	1,107	63
UBS	0	(5,489)	0	0	(5,489)	6,054	565

Total Borrowings and Other Financing Transactions	$3,600	$(107,194)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.250%	06/17/2045	$4,300	$(451)	$(77)	$0	$(6)

Total Swap Agreements					$(451)	$(77)	$0	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(i)	Securities with an aggregate market value of $168 and cash of $272 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(6)	$(6)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	31

Schedule of Investments PCM Fund, Inc. (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,671	$(3,920)	$2,529	$0	$(1,391)
	ABX.HE.PENAAA.7-1 Index	0.090%	08/25/2037	2,217	(1,097)	599	0	(498)

					$(5,017)	$3,128	$0	$(1,889)

Total Swap Agreements					$(5,017)	$3,128	$0	$(1,889)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(k)	Securities with an aggregate market value of $1,972 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
RYL	$0	$0	$0	$0	$0	$0	$(1,889)	$(1,889)	$(1,889)	$1,922	$33

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Swap Agreements	$0	$1,889	$0	$0	$0	$1,889

	$0	$1,889	$0	$0	$6	$1,895

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(423)	$(423)

Over the counter
Swap Agreements	$0	$582	$0	$0	$0	$582

	$0	$582	$0	$0	$(423)	$159

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(77)	$(77)

Over the counter
Swap Agreements	$0	$45	$0	$0	$0	$45

	$0	$45	$0	$0	$(77)	$(32)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	33

Schedule of Investments PCM Fund, Inc. (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$8,854	$0	$8,854
Corporate Bonds & Notes
Banking & Finance	0	18,411	2,291	20,702
Industrials	0	17,774	6,755	24,529
Utilities	0	4,918	0	4,918
Municipal Bonds & Notes
Arkansas	0	593	0	593
Virginia	0	130	0	130
West Virginia	0	749	0	749
U.S. Government Agencies	0	2,450	0	2,450
Mortgage-Backed Securities	0	118,728	767	119,495
Asset-Backed Securities	0	29,380	99	29,479
Common Stocks
Energy	181	0	0	181
Short-Term Instruments
Repurchase Agreements	0	3,600	0	3,600
Short-Term Notes	0	1,100	0	1,100
U.S. Treasury Bills	0	2,140	0	2,140

Total Investments	$181	$208,827	$9,912	$218,920

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(1,889)	0	(1,889)
	$0	$(1,895)	$0	$(1,895)

Totals	$181	$206,932	$9,912	$217,025

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 12/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,254	$(9)	$4	$0	$42	$0	$0	$2,291	$42
Industrials	2,043	6,231	(451)	39	(7)	(1,100)	0	0	6,755	(1,059)
Mortgage-Backed Securities	3,177	804	(3,486)	14	331	(15)	0	(58)	767	(32)
Asset-Backed Securities	581	0	(488)	5	16	(15)	0	0	99	(19)

Totals	$5,801	$9,289	$(4,434)	$62	$340	$(1,088)	$0	$(58)	$9,912	$(1,068)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,491	Discounted Cash Flows	Credit Rating	B-BBB
			OAS Spread	600-950bps
			Yield	8.75-9.75
	800	Market Comparable Companies	Credit Rating	B-BB
			Net Debt to Equity Ratio	8-10x
			Yield	8.00-10.00
Industrials	3,848	Benchmark Pricing	Base Price	76.38-100.00
	1,244	Indicative Market Quotation	Broker Quote	65.5
	1,663	Third Party Vendor	Broker Quote	108.00-111.43
Mortgage-Backed Securities	62	Third Party Vendor	Broker Quote	99.58
	478	Benchmark Pricing	Base Price	0.20-94.90
	227	Other Valuation Techniques (2)	—	—
Asset-Backed Securities	99	Benchmark Pricing	Base Price	2.49-96.4

Total	$9,912

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	35

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.5%

BANK LOAN OBLIGATIONS 24.4%
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018	$10,804	$10,818
Albertson’s Holdings LLC
4.750% due 03/21/2019	12,469	12,417
Amaya Holdings B.V.
8.000% due 08/01/2022	15,300	15,185
American Renal Holdings, Inc.
4.500% due 09/22/2019	25,037	24,662
AMPAM Corp.
8.375% due 10/31/2018†	22,050	21,712
AmWins Group LLC
5.000% due 09/06/2019	14,700	14,572
Ancestry.com, Inc.
4.000% due 05/15/2018	1,980	1,969
4.500% due 12/28/2018	7,198	7,179
AP NMT Acquisition BV
6.750% due 08/13/2021	19,950	19,651
Asurion LLC
5.000% due 05/24/2019	9,587	9,471
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020	14,123	13,796
Catalent Pharma Solutions, Inc.
4.250% due 05/20/2021	7,717	7,695
CityCenter Holdings LLC
4.250% due 10/16/2020	9,093	9,039
Clear Channel Communications, Inc.
3.819% due 01/29/2016	9,689	9,589
6.919% due 01/30/2019	24,775	23,405
Covis Pharma Holdings SARL
6.000% due 04/24/2019	4,140	4,122
CPG International, Inc.
4.750% due 09/30/2020	4,938	4,900
Dell, Inc.
4.500% due 04/29/2020	28,380	28,342
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	122,962	123,154
First Data Corp.
3.667% due 03/24/2017	9,500	9,353
FMG Resources Pty. Ltd.
3.750% due 06/30/2019	17,673	16,145
Freescale Semiconductor, Inc.
4.250% due 03/01/2020	14,739	14,407
Gardner Denver, Inc.
4.250% due 07/30/2020	14,154	13,303
Getty Images, Inc.
4.750% due 10/18/2019	10,755	9,966
H.J. Heinz Co.
3.500% due 06/05/2020	16,994	16,924

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	$25,550	$25,242
LTS Buyer LLC
4.000% due 04/11/2020	9,850	9,678
Maxim Crane Works LP
10.250% due 11/26/2018	10,000	10,125
MPH Acquisition Holdings LLC
3.750% due 03/31/2021	7,091	6,909
National Financial Partners Corp.
4.500% due 07/01/2020	6,913	6,878
New Albertson’s, Inc.
4.750% due 06/27/2021	6,155	6,076
NGPL PipeCo LLC
6.750% due 09/15/2017	37,874	36,643
Numericable U.S. LLC
4.500% due 05/21/2020	2,885	2,885
OGX
8.000% due 04/11/2015	2,037	1,579
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	4,975	4,903
Par Pharmaceutical Companies, Inc.
4.000% due 09/30/2019	7,809	7,637
Playa Resorts Holding BV
4.000% due 08/09/2019	2,469	2,432
PRA Holdings, Inc.
4.500% due 09/23/2020	8,191	8,099
Realogy Corp.
3.750% due 03/05/2020	16,704	16,467
Rite Aid Corp.
5.750% due 08/21/2020	5,000	5,028
Sabine Oil & Gas LLC
8.750% due 12/31/2018	11,000	8,965
Sequa Corp.
5.250% due 06/19/2017	3,762	3,677
ServiceMaster Co.
4.250% due 07/01/2021	3,367	3,311
Station Casinos LLC
4.250% due 03/02/2020	29,822	29,300
Sun Products Corp.
5.500% due 03/23/2020	24,530	22,936
Syniverse Holdings, Inc.
4.000% due 04/23/2019	4,848	4,710
Trans Union LLC
4.000% due 04/09/2021	1,985	1,961
United Surgical Partners International, Inc.
4.750% due 04/03/2019	9,825	9,770
Univision Communications, Inc.
4.000% due 03/01/2020	39,299	38,513
Valeant Pharmaceuticals International, Inc.
3.500% due 08/05/2020	39,810	39,520

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaveDivision Holdings LLC
4.000% due 10/15/2019		$4,900	$4,839
WTG Holdings Corp.
4.750% due 01/15/2021		3,960	3,910

Total Bank Loan Obligations (Cost $775,860)			763,769

CORPORATE BONDS & NOTES 65.3%

BANKING & FINANCE 24.1%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		20,300	15,123
American International Group, Inc.
8.175% due 05/15/2058 (h)		6,845	9,309
Barclays Bank PLC
2.010% due 12/21/2020	MXN	7,500	524
7.625% due 11/21/2022 (h)		$23,000	25,192
7.750% due 04/10/2023 (h)		2,000	2,183
14.000% due 06/15/2019 (e)(h)	GBP	8,530	17,516
Barclays PLC
8.000% due 12/15/2020 (e)(h)	EUR	4,700	5,947
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$97,920	97,870
Cantor Fitzgerald LP
7.875% due 10/15/2019 (h)		24,075	26,422
Citigroup, Inc.
5.800% due 11/15/2019 (e)		645	647
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
6.875% due 03/19/2020	EUR	2,800	4,031
8.375% due 07/26/2016 (e)		$8,700	9,309
8.400% due 06/29/2017 (e)(h)		1,500	1,646
Credit Agricole S.A.
8.125% due 09/19/2033 (h)		12,800	14,329
Credit Suisse
6.500% due 08/08/2023 (h)		17,400	19,144
Credit Suisse Group AG
6.250% due 12/18/2024 (e)(h)		10,000	9,648
7.500% due 12/11/2023 (e)(h)		9,900	10,321
Exeter Finance Corp.
9.750% due 05/20/2019		21,900	21,900
Genesis Energy LP
5.625% due 06/15/2024 (h)		13,300	12,037
Jefferies Finance LLC
7.375% due 04/01/2020 (h)		7,250	6,779
7.500% due 04/15/2021 (h)		18,061	16,864
JPMorgan Chase & Co.
6.100% due 10/01/2024 (e)		1,100	1,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (f)		$30,558	$30,558
8.500% due 08/08/2019 (f)		10,186	10,186
LBG Capital PLC
8.875% due 02/07/2020	EUR	1,900	2,575
15.000% due 12/21/2019 (h)	GBP	11,100	23,823
15.000% due 12/21/2019 (h)	EUR	8,597	15,422
Lloyds Bank PLC
12.000% due 12/16/2024 (e)(h)		$50,000	71,500
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (h)		20,000	20,000
Navient Corp.
5.625% due 08/01/2033 (h)		15,550	11,779
Novo Banco S.A.
3.875% due 01/21/2015 (h)	EUR	8,250	9,988
5.000% due 05/21/2019 (h)		1,500	1,792
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (h)		$32,972	33,961
Regions Financial Corp.
7.375% due 12/10/2037 (h)		3,875	5,128
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019 (h)	EUR	3,600	3,603
5.717% due 06/16/2021 (h)		$1,500	1,313
6.125% due 02/07/2022		6,800	6,060
6.125% due 02/07/2022 (h)		59,200	52,761
Societe Generale S.A.
9.375% due 09/04/2019 (e)(h)	EUR	4,000	5,941
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (c)(h)		$2,500	2,522
Springleaf Finance Corp.
5.400% due 12/01/2015 (h)		21,400	21,988
5.750% due 09/15/2016 (h)		600	621
Towergate Finance PLC
8.500% due 02/15/2018 (h)	GBP	13,990	19,526
UBS AG
7.250% due 02/22/2022 (h)		$10,000	10,748
Virgin Media Secured Finance PLC
5.500% due 01/15/2021 (h)	GBP	16,579	27,746
6.000% due 04/15/2021 (h)		20,100	33,129
Vnesheconombank Via VEB Finance PLC
3.035% due 02/21/2018	EUR	500	498
5.450% due 11/22/2017		$600	529
6.025% due 07/05/2022		200	153
6.902% due 07/09/2020 (h)		5,100	4,107
6.902% due 07/09/2020		700	564

			756,362

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	37

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 32.7%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019 (h)		$9,065	$8,793
9.750% due 11/13/2019		500	485
Aguila S.A.
7.875% due 01/31/2018 (h)		4,000	3,880
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018 (h)		43,850	42,534
10.750% due 10/15/2019 (h)		17,725	15,332
Altice S.A.
7.250% due 05/15/2022	EUR	13,600	16,724
Ancestry.com, Inc. (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)(h)		$12,583	12,394
Armored Autogroup, Inc.
9.250% due 11/01/2018 (h)		11,305	11,305
BlueScope Steel Finance Ltd.
7.125% due 05/01/2018 (h)		4,500	4,680
Boardriders S.A.
8.875% due 12/15/2017 (h)	EUR	3,600	3,899
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(h)		$28,642	24,489
Brakes Capital
5.082% due 12/15/2018 (h)	EUR	4,400	5,272
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 (h)		$70,967	54,858
9.000% due 02/15/2020 (h)		3,533	2,703
California Resources Corp.
6.000% due 11/15/2024 (h)		39,900	33,915
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (c)(h)		12,850	13,003
Carolina Beverage Group LLC
10.625% due 08/01/2018 (h)		8,510	8,467
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019 (h)		8,118	8,422
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (c)(h)		9,500	9,648
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (h)		27,950	25,155
Diamond Foods, Inc.
7.000% due 03/15/2019 (h)		1,960	2,014
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (h)		11,500	10,393
Endo Finance LLC & Endo Finco, Inc.
5.375% due 01/15/2023 (h)		18,600	18,275
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	742	1,197
6.875% due 02/15/2021 (h)		2,360	3,733
6.875% due 05/09/2025 (h)		2,210	3,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (h)		$8,140	$5,332
GCI, Inc.
6.750% due 06/01/2021 (h)		35,300	34,793
HD Supply, Inc.
11.500% due 07/15/2020 (h)		10,000	11,500
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,400	6,358
Hema Bondco BV
6.250% due 06/15/2019 (h)		2,200	2,263
Hiland Partners LP
7.250% due 10/01/2020 (h)		$3,500	3,343
iHeartCommunications, Inc.
9.000% due 03/01/2021 (h)		36,570	35,976
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (h)		5,000	5,125
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		3,000	2,918
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (h)		19,230	19,999
Mongolian Mining Corp.
8.875% due 03/29/2017		4,475	2,954
Monitchem Holdco S.A.
4.832% due 06/15/2021 (h)	EUR	1,600	1,912
5.250% due 06/15/2021 (h)		1,900	2,276
Numericable SFR
4.875% due 05/15/2019 (h)		$47,400	47,163
5.375% due 05/15/2022 (h)	EUR	3,400	4,256
5.625% due 05/15/2024 (h)		8,600	10,810
6.000% due 05/15/2022 (h)		$3,900	3,926
OGX Austria GmbH
8.375% due 04/01/2022 ^		6,000	89
8.500% due 06/01/2018 ^		48,450	302
Penn National Gaming, Inc.
5.875% due 11/01/2021 (h)		3,000	2,805
Perstorp Holding AB
8.750% due 05/15/2017 (h)		51,785	51,008
9.000% due 05/15/2017 (h)	EUR	4,900	6,039
Petrobras Global Finance BV
3.123% due 03/17/2020 (h)		$5,000	4,527
Petrobras International Finance Co. S.A.
5.750% due 01/20/2020 (h)		11,125	10,761
7.875% due 03/15/2019 (h)		34,521	36,501
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		1,070	396
Pinnacol Assurance
8.625% due 06/25/2034 (f)		23,200	24,581
Pittsburgh Glass Works LLC
8.000% due 11/15/2018 (h)		2,475	2,624
Quiksilver, Inc.
7.875% due 08/01/2018 (h)		888	786

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regency Energy Partners LP
5.000% due 10/01/2022 (h)		$16,300	$15,485
Russian Railways Via RZD Capital PLC
3.374% due 05/20/2021 (h)	EUR	1,300	1,172
5.700% due 04/05/2022 (h)		$2,100	1,664
5.739% due 04/03/2017 (h)		3,600	3,418
7.487% due 03/25/2031	GBP	100	136
Schaeffler Finance BV
4.250% due 05/15/2018 (h)	EUR	4,000	4,986
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (c)(h)		5,400	6,812
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (c)(h)		$5,250	5,499
Sequa Corp.
7.000% due 12/15/2017		2,897	2,622
Sitel LLC
11.000% due 08/01/2017 (h)		5,500	5,500
Soho House Bond Ltd.
9.125% due 10/01/2018 (h)	GBP	16,450	27,306
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (h)		$60,430	62,545
Spirit Issuer PLC
3.260% due 12/28/2031	GBP	1,100	1,680
5.472% due 12/28/2034 (h)		8,007	12,293
Sun Products Corp.
7.750% due 03/15/2021 (h)		$4,750	4,038
T-Mobile USA, Inc.
6.542% due 04/28/2020 (h)		6,000	6,218
Teine Energy Ltd.
6.875% due 09/30/2022 (h)		6,200	4,836
Tembec Industries, Inc.
9.000% due 12/15/2019 (h)		14,600	14,399
Tenet Healthcare Corp.
4.500% due 04/01/2021 (h)		100	101
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019 (h)		44,934	45,777
UCP, Inc.
8.500% due 10/21/2017		23,300	23,263
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	3,700	5,824
Valeant Pharmaceuticals International
6.875% due 12/01/2018 (h)		$4,660	4,824
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (c)(h)		2,600	2,698
Vector Group Ltd.
7.750% due 02/15/2021 (h)		9,750	10,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021 (h)		$10,000	$8,410
9.125% due 04/30/2018 (h)		15,000	14,250
Walter Energy, Inc.
8.500% due 04/15/2021		6,000	1,200
Welltec A/S
8.000% due 02/01/2019 (h)		740	696
Western Express, Inc.
12.500% due 04/15/2015		1,800	1,701
Westmoreland Coal Co.
8.750% due 01/01/2022 (h)		32,972	32,560
Wind Acquisition Finance S.A.
7.000% due 04/23/2021 (h)	EUR	2,700	3,211
Xella Holdco Finance S.A. (9.125% Cash or 9.125% PIK)
9.125% due 09/15/2018 (c)(h)		1,000	1,240

			1,023,086

UTILITIES 8.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018 (h)		$4,500	4,655
8.700% due 08/07/2018		400	414
Cloud Peak Energy Resources LLC
8.500% due 12/15/2019 (h)		13,807	14,428
Dynegy Finance, Inc.
6.750% due 11/01/2019 (h)		4,920	5,012
7.375% due 11/01/2022 (h)		4,675	4,763
7.625% due 11/01/2024		675	689
Frontier Communications Corp.
9.000% due 08/15/2031 (h)		1,301	1,372
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (h)		5,000	3,675
6.000% due 11/27/2023 (h)		34,400	27,520
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (h)		2,525	2,222
6.510% due 03/07/2022 (h)		700	630
6.510% due 03/07/2022		500	450
6.605% due 02/13/2018	EUR	900	1,069
7.288% due 08/16/2037 (h)		$1,388	1,265
8.625% due 04/28/2034 (h)		7,425	7,480
9.250% due 04/23/2019 (h)		3,600	3,688
Genesis Energy LP
5.750% due 02/15/2021 (h)		1,500	1,403

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	39

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois Power Generating Co.
6.300% due 04/01/2020 (h)	$34,047	$28,560
7.950% due 06/01/2032 (h)	31,789	27,974
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022 (h)	1,400	1,050
6.604% due 02/03/2021 (h)	600	518
Rosneft Finance S.A.
7.250% due 02/02/2020	100	87
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022	500	367
Sierra Hamilton LLC
12.250% due 12/15/2018 (h)	30,000	27,900
Sprint Corp.
7.125% due 06/15/2024 (h)	32,390	30,285
7.875% due 09/15/2023 (h)	45,650	45,294
VimpelCom Holdings BV
5.950% due 02/13/2023 (h)	25,000	19,238
Yellowstone Energy LP
5.750% due 12/31/2026	4,621	4,333

		266,381

Total Corporate Bonds & Notes (Cost $2,188,141)		2,045,829

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,770	1,770

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036	6,945	7,049

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	14,805	12,740

Total Municipal Bonds & Notes (Cost $21,307)		21,559

U.S. GOVERNMENT AGENCIES 1.3%
Fannie Mae
3.000% due 01/25/2042 - 01/25/2043 (a)(h)	33,549	3,932
3.500% due 08/25/2032 (a)(h)	4,486	630
5.731% due 10/25/2043 (a)(h)	39,706	9,004

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.831% due 08/25/2038 (a)(h)	$2,719	$330
5.981% due 02/25/2043 (a)(h)	8,900	1,633
6.471% due 12/25/2036 (a)(h)	7,323	1,090
6.481% due 04/25/2037 (a)(h)	13,481	1,912
8.705% due 10/25/2042 (h)	3,613	3,692
Freddie Mac
2.500% due 11/15/2027 (a)(h)	35,665	3,359
3.000% due 02/15/2033 (a)(h)	6,008	746
3.500% due 08/15/2042 (a)(h)	8,529	1,540
4.000% due 03/15/2027 - 09/15/2039 (a)(h)	21,157	3,018
5.839% due 08/15/2042 (a)(h)	13,238	2,889
6.039% due 09/15/2041 - 09/15/2042 (a)(h)	6,203	968
6.339% due 12/15/2034 (a)(h)	4,754	452
Ginnie Mae
3.500% due 06/20/2042 (a)(h)	3,009	361
4.000% due 03/20/2042 - 09/20/2042 (a)(h)	8,488	1,281
5.955% due 08/20/2042 (a)(h)	5,391	1,130
6.039% due 10/16/2042 (a)(h)	824	138
6.085% due 12/20/2040 (a)(h)	5,274	969
6.485% due 01/20/2041 (a)(h)	6,084	1,041
6.539% due 08/16/2039 (a)(h)	7,125	1,064

Total U.S. Government Agencies (Cost $41,739)		41,179

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Notes
0.250% due 01/31/2015 (h)(j)(l)	9,396	9,398
0.250% due 02/28/2015 (h)(j)	4,843	4,845
0.250% due 03/31/2015 (j)	1,500	1,500

Total U.S. Treasury Obligations (Cost $15,736)		15,743

MORTGAGE-BACKED SECURITIES 29.7%
Adjustable Rate Mortgage Trust
0.300% due 03/25/2036	4,216	2,881
3.133% due 03/25/2037	7,189	5,747
4.794% due 11/25/2037 ^	2,002	1,473
American Home Mortgage Assets Trust
6.250% due 06/25/2037	722	494
American Home Mortgage Investment Trust
6.100% due 01/25/2037	6,420	3,828
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^	296	280
6.000% due 11/25/2035 ^	1,956	1,737
6.000% due 04/25/2036	2,856	2,249
6.000% due 07/25/2046 ^	3,215	2,674
6.500% due 02/25/2036 ^	5,896	4,812
16.567% due 09/25/2035 ^	909	1,130

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.380% due 04/25/2037 ^		$4,185	$2,949
2.543% due 09/20/2046		6,268	5,266
2.832% due 04/20/2035		7,416	5,554
2.856% due 09/20/2047 ^		325	242
2.920% due 09/20/2037		1,923	1,276
5.811% due 08/26/2036		7,562	5,401
6.000% due 10/25/2037 ^		9,644	7,644
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^		4,261	3,580
5.750% due 05/25/2037 ^		2,867	2,232
6.000% due 10/25/2036 ^		517	440
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.357% due 07/10/2042 (h)		10,000	10,364
5.422% due 07/10/2042		3,000	3,091
BCAP LLC Trust
0.340% due 09/26/2035		5,247	5,200
0.350% due 05/26/2036		6,754	3,458
0.670% due 05/26/2035		7,829	4,440
2.685% due 07/26/2036		9,695	8,315
2.763% due 03/26/2037		4,660	3,712
4.352% due 11/27/2035		8,816	6,992
4.712% due 03/27/2037		9,055	5,907
4.979% due 07/26/2036		2,064	1,646
5.500% due 12/26/2035		15,599	10,697
7.921% due 10/26/2037		4,759	4,463
11.101% due 06/26/2037		7,620	6,685
11.948% due 11/26/2035		2,479	2,383
17.000% due 07/26/2036		903	932
Bear Stearns Adjustable Rate Mortgage Trust
2.484% due 02/25/2036 ^		2,545	2,127
Bear Stearns ALT-A Trust
0.510% due 08/25/2036		6,064	4,236
0.670% due 01/25/2036 ^		6,605	5,108
2.374% due 03/25/2036		4,507	3,161
2.481% due 04/25/2037 (h)		11,487	8,744
2.799% due 05/25/2036 ^		2,591	1,826
2.880% due 08/25/2046		8,260	6,099
5.065% due 09/25/2035 ^		8,781	6,959
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		7,056	6,592
Celtic Residential Irish Mortgage Securitisation PLC
0.282% due 03/18/2049 (h)	EUR	10,000	11,141
Chase Mortgage Finance Trust
4.684% due 01/25/2036 (h)		$20,319	19,021
Citigroup Mortgage Loan Trust, Inc.
2.345% due 08/25/2037		8,168	5,759
2.630% due 07/25/2036		6,219	4,056
2.730% due 07/25/2046 ^		1,819	1,586
3.155% due 03/25/2037		5,943	4,734
5.500% due 12/25/2035		4,484	3,207
5.960% due 04/25/2037		1,638	1,457
6.500% due 09/25/2036		1,888	1,398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Resecuritization Trust
2.543% due 03/25/2047		$6,173	$5,722
Countrywide Alternative Loan Trust
0.355% due 03/20/2047		559	445
0.380% due 08/25/2047 ^		3,256	2,683
0.465% due 11/20/2035		450	377
0.870% due 10/25/2035 ^		2,425	1,950
5.445% due 05/25/2036 (h)		15,605	13,582
5.500% due 11/25/2035		4,087	3,396
5.500% due 12/25/2035 ^(h)		15,797	15,059
5.500% due 02/25/2036		7,055	6,360
5.500% due 05/25/2036 ^		3,888	3,607
5.500% due 05/25/2037		3,362	2,939
6.000% due 03/25/2035 ^		908	776
6.000% due 04/25/2036		1,269	1,072
6.000% due 01/25/2037 ^		2,653	2,470
6.000% due 02/25/2037 ^		1,075	859
6.000% due 02/25/2037 (h)		9,176	8,013
6.000% due 02/25/2037		1,075	857
6.000% due 04/25/2037 (h)		15,781	13,804
6.000% due 04/25/2037 ^(h)		11,220	9,390
6.000% due 08/25/2037 (h)		15,456	13,203
6.000% due 08/25/2037		5,684	4,856
6.250% due 12/25/2036 ^		1,180	989
6.500% due 09/25/2037 ^		5,279	4,301
19.334% due 07/25/2035		275	376
Countrywide Home Loan Mortgage Pass-Through Trust
2.040% due 03/25/2046 (h)		47,404	38,126
2.401% due 03/20/2036		10,186	10,712
6.000% due 01/25/2038 ^(h)		8,475	7,728
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		682	542
Credit Suisse Mortgage Capital Certificates
2.274% due 10/26/2036		23,176	16,053
2.594% due 12/29/2037		5,832	3,123
2.703% due 04/28/2037		7,759	5,240
5.750% due 05/26/2037		32,140	27,928
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		4,779	3,723
6.500% due 10/25/2021		747	654
6.500% due 05/25/2036 ^		5,288	3,826
6.750% due 08/25/2036 ^		5,161	4,053
Debussy PLC
5.930% due 07/12/2025 (h)	GBP	55,000	85,723
8.250% due 07/12/2025		10,000	14,807
Deutsche ALT-A Securities, Inc.
0.470% due 04/25/2037		$14,288	8,071
5.500% due 12/25/2035 ^		1,514	1,272
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036		5,845	5,068
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)		48	42

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	41

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/25/2020 (b)	$50	$43
0.000% due 06/25/2020 (b)	33	31
0.000% due 03/25/2035 (b)	285	199
Greenwich Capital Commercial Funding Corp.
6.024% due 06/10/2036	2,850	2,893
GSC Capital Corp. Mortgage Trust
0.350% due 05/25/2036	5,890	4,542
GSR Mortgage Loan Trust
5.500% due 11/25/2035 ^(h)	7,826	7,686
HarborView Mortgage Loan Trust
2.513% due 06/19/2045	1,908	1,257
4.595% due 06/19/2036 ^	1,592	1,146
HomeBanc Mortgage Trust
2.256% due 04/25/2037 ^	8,054	4,962
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 (h)	16,897	14,742
Impac Secured Assets Trust
0.340% due 01/25/2037 (h)	11,501	9,633
IndyMac Mortgage Loan Trust
0.350% due 02/25/2037	2,372	1,639
0.380% due 11/25/2036	443	390
2.800% due 06/25/2036	2,008	1,548
Jefferies Resecuritization Trust
6.000% due 12/26/2036	4,733	1,944
JPMorgan Alternative Loan Trust
0.656% due 06/27/2037	14,147	11,730
2.585% due 05/25/2036 ^	1,703	1,401
3.049% due 11/25/2036 ^	1,865	1,579
6.000% due 12/25/2035 ^	2,175	1,983
JPMorgan Chase Commercial Mortgage Securities Trust
5.766% due 06/12/2041 (h)	10,975	10,887
JPMorgan Resecuritization Trust
2.593% due 03/21/2037	8,902	7,370
5.773% due 04/26/2036	7,153	4,056
6.000% due 09/26/2036	3,574	2,241
Lavender Trust
6.250% due 10/26/2036	5,284	3,787
Lehman Mortgage Trust
6.000% due 01/25/2038 ^	8,347	8,295
Lehman XS Trust
1.070% due 08/25/2047	1,012	717
MASTR Alternative Loan Trust
0.870% due 02/25/2036	3,173	2,230
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037	6,021	4,816
Merrill Lynch Mortgage Investors Trust
3.094% due 03/25/2036 ^	18,300	12,614
Morgan Stanley Capital Trust
5.758% due 06/13/2041	1,000	976
5.862% due 07/12/2044	10,000	10,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.340% due 05/25/2036	$253	$135
2.510% due 11/25/2037	4,022	3,277
2.592% due 05/25/2036	4,085	3,006
5.962% due 06/25/2036	2,292	1,381
Morgan Stanley Re-REMIC Trust
0.461% due 02/26/2037	8,423	5,519
0.469% due 03/26/2037	5,315	4,025
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 (b)	16	12
RBSSP Resecuritization Trust
2.825% due 09/26/2035	8,360	5,172
5.500% due 05/26/2036	5,154	4,717
7.843% due 06/26/2037	1,115	648
Residential Accredit Loans, Inc. Trust
0.320% due 02/25/2037	1,212	916
5.750% due 01/25/2034	4,676	4,845
6.000% due 12/25/2035 ^	5,737	5,145
6.000% due 04/25/2036 ^	2,925	2,443
6.000% due 05/25/2036 ^	7,930	6,710
6.000% due 06/25/2036 ^	2,937	2,435
6.000% due 08/25/2036	5,552	4,459
6.000% due 11/25/2036 ^	6,360	5,075
6.000% due 03/25/2037	5,184	4,363
6.250% due 02/25/2037 ^	8,544	6,961
6.500% due 09/25/2037 ^	2,209	1,738
Residential Asset Securitization Trust
5.500% due 09/25/2035 ^	5,823	5,050
6.000% due 02/25/2036	1,228	979
6.000% due 05/25/2036	2,094	1,933
6.000% due 02/25/2037	375	296
6.000% due 03/25/2037 ^	4,519	3,275
6.250% due 10/25/2036 ^	228	203
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 03/25/2036 (h)	9,685	8,879
6.000% due 10/25/2036	2,133	1,889
Sequoia Mortgage Trust
0.927% due 02/20/2034	1,230	1,154
1.961% due 09/20/2032	1,405	1,352
5.328% due 06/20/2037 (h)	24,287	22,228
Structured Adjustable Rate Mortgage Loan Trust
2.614% due 04/25/2036	2,267	2,003
Structured Asset Mortgage Investments Trust
0.380% due 05/25/2046	18	13
1.614% due 02/25/2036 (h)	16,217	14,273
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035	13,158	11,514
Suntrust Adjustable Rate Mortgage Loan Trust
6.016% due 02/25/2037	8,113	6,933
WaMu Mortgage Pass-Through Certificates Trust
2.163% due 07/25/2046	507	460
2.225% due 08/25/2036	4,919	4,313

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Pass-Through Certificates Trust
0.410% due 01/25/2047 ^	$3,678	$2,573
1.085% due 06/25/2046	13,811	8,401
4.712% due 09/25/2036	5,177	2,987
5.750% due 11/25/2035	3,229	2,908
5.967% due 05/25/2036	12,433	9,165
6.221% due 07/25/2036	18,039	10,299
6.449% due 07/25/2036	3,105	1,772
Wells Fargo Mortgage Loan Trust
2.673% due 03/27/2037	8,557	6,130

Total Mortgage-Backed Securities (Cost $890,737)		932,476

ASSET-BACKED SECURITIES 33.6%
Aames Mortgage Investment Trust
1.145% due 07/25/2035	5,909	4,470
Accredited Mortgage Loan Trust
0.430% due 09/25/2036 (h)	16,200	13,371
0.435% due 04/25/2036	4,520	3,827
0.630% due 09/25/2035	3,900	3,594
0.770% due 07/25/2035	5,453	4,304
ACE Securities Corp.
0.470% due 02/25/2036	1,300	1,149
0.790% due 02/25/2036 ^	8,102	6,605
0.820% due 07/25/2035	2,700	2,322
1.670% due 11/25/2034	1,755	1,599
Aegis Asset-Backed Securities Trust
0.600% due 12/25/2035	10,700	7,396
0.650% due 06/25/2035	3,300	2,257
1.170% due 03/25/2035 ^	4,100	3,663
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	3,145	3,302
Ameriquest Mortgage Securities Trust
0.560% due 03/25/2036 (h)	20,042	17,085
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.780% due 09/25/2035	7,000	4,409
0.950% due 05/25/2034	2,868	2,626
1.220% due 11/25/2034	2,590	2,074
2.105% due 09/25/2032	1,064	868
Amortizing Residential Collateral Trust
1.295% due 08/25/2032	1,115	984
Anthracite CDO Ltd.
6.000% due 05/24/2037	26,218	26,939
Argent Securities Trust
0.260% due 07/25/2036	1,568	705
0.270% due 06/25/2036	907	330
0.290% due 04/25/2036	265	110
0.320% due 06/25/2036	1,282	471
0.320% due 07/25/2036	21,090	9,595
0.320% due 09/25/2036	10,856	4,279
0.360% due 03/25/2036	8,020	4,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.400% due 01/25/2036	$4,316	$3,362
0.490% due 01/25/2036 (h)	22,263	17,446
1.445% due 11/25/2034	9,031	6,792
Asset-Backed Funding Certificates Trust
0.720% due 07/25/2035	7,400	5,742
1.220% due 03/25/2034	1,931	1,543
Asset-Backed Securities Corp. Home Equity Loan Trust
0.620% due 11/25/2035	5,150	4,545
3.155% due 08/15/2033	941	871
Bear Stearns Asset-Backed Securities Trust
0.320% due 06/25/2036 (h)	7,955	7,604
1.670% due 10/27/2032	958	882
4.125% due 10/25/2036	1,117	979
6.000% due 12/25/2035 ^	1,263	1,048
Carrington Mortgage Loan Trust
0.250% due 10/25/2036	1,494	895
0.430% due 02/25/2037	8,300	5,958
1.220% due 05/25/2035	4,400	3,184
Centex Home Equity Loan Trust
0.650% due 10/25/2035	9,213	8,273
Citigroup Mortgage Loan Trust, Inc.
0.370% due 01/25/2037	650	608
0.370% due 05/25/2037	1,100	698
0.390% due 12/25/2036	643	369
0.580% due 10/25/2035	7,000	6,429
5.653% due 05/25/2036 ^	4,164	2,777
Countrywide Asset-Backed Certificates
0.310% due 07/25/2037 (h)	22,720	18,043
0.320% due 03/25/2047	8,627	7,380
0.330% due 05/25/2036 (h)	20,668	19,539
0.340% due 03/25/2037 (h)	17,299	16,275
0.340% due 05/25/2037	3,546	3,168
0.400% due 10/25/2047	9,315	7,604
0.410% due 04/25/2036	1,262	1,006
0.450% due 01/25/2045	7,700	5,685
0.595% due 04/25/2036 (h)	10,000	7,846
0.615% due 05/25/2036	7,400	6,163
0.620% due 03/25/2047 ^	2,914	1,948
0.885% due 07/25/2035	6,900	5,829
0.920% due 03/25/2034	1,335	1,282
1.055% due 04/25/2035	3,200	2,517
1.155% due 02/25/2035	4,300	3,750
5.195% due 10/25/2046 ^	408	354
Countrywide Asset-Backed Certificates Trust
0.795% due 10/25/2035	7,200	5,718
0.800% due 08/25/2035	7,400	6,516
0.805% due 07/25/2035	4,500	4,051
1.055% due 04/25/2035 (h)	10,753	9,239
Credit-Based Asset Servicing and Securitization LLC
0.785% due 07/25/2035	3,000	2,071
Encore Credit Receivables Trust
0.860% due 07/25/2035	642	538

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	43

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fieldstone Mortgage Investment Trust
0.325% due 07/25/2036	$8,595	$4,935
First Franklin Mortgage Loan Trust
0.410% due 04/25/2036	6,825	4,465
0.620% due 11/25/2036	6,600	5,474
0.980% due 04/25/2035	1,800	1,696
1.070% due 01/25/2035	2,960	2,602
Fremont Home Loan Trust
0.320% due 01/25/2037	4,707	2,419
0.410% due 02/25/2037	1,974	1,144
0.660% due 07/25/2035	2,800	2,482
GSAA Home Equity Trust
5.058% due 05/25/2035	5,158	4,619
GSAMP Trust
0.230% due 01/25/2037	276	168
0.260% due 01/25/2037	1,524	927
0.320% due 06/25/2036 (h)	11,394	10,544
0.330% due 05/25/2046	1,413	1,220
0.370% due 11/25/2036	6,087	3,604
0.420% due 12/25/2036	6,415	3,477
0.440% due 04/25/2036	17,100	10,666
1.820% due 10/25/2034	1,126	989
2.720% due 10/25/2033	1,053	990
Home Equity Asset Trust
1.265% due 05/25/2035	3,800	3,111
1.370% due 07/25/2035	4,000	3,169
Home Equity Loan Trust
0.510% due 04/25/2037	8,000	4,867
HSI Asset Securitization Corp. Trust
0.280% due 12/25/2036	14,155	6,877
0.340% due 12/25/2036	19,540	9,516
0.360% due 01/25/2037 (h)	47,000	30,466
0.460% due 11/25/2035	2,435	2,290
0.560% due 11/25/2035	5,830	4,255
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.330% due 11/25/2036	7,520	4,735
0.410% due 04/25/2047	5,100	2,991
0.610% due 03/25/2036	1,504	1,033
IXIS Real Estate Capital Trust
0.590% due 02/25/2036	6,200	5,201
1.145% due 09/25/2035	5,457	3,980
JPMorgan Mortgage Acquisition Corp.
0.560% due 05/25/2035	5,000	4,046
JPMorgan Mortgage Acquisition Trust
0.305% due 07/25/2036	2,578	1,310
0.330% due 07/25/2036 ^	1,732	940
0.410% due 08/25/2036	2,947	2,410
4.609% due 10/25/2036 (h)	18,882	15,254
5.081% due 11/25/2036	2,000	2,003
Lehman XS Trust
5.149% due 05/25/2037 ^(h)	19,041	15,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.820% due 09/25/2034	$1,409	$1,165
MASTR Asset-Backed Securities Trust
0.340% due 10/25/2036	4,549	3,871
0.350% due 02/25/2036	11,479	6,765
0.410% due 06/25/2036	4,607	2,611
Merrill Lynch Mortgage Investors Trust
0.360% due 04/25/2047	820	472
0.480% due 08/25/2036	4,000	3,617
0.650% due 05/25/2036	3,700	3,320
0.720% due 09/25/2036	3,757	2,694
Morgan Stanley ABS Capital, Inc. Trust
0.230% due 09/25/2036	4,768	2,663
0.240% due 10/25/2036	6	3
0.310% due 10/25/2036	12,593	7,775
0.320% due 06/25/2036 (h)	10,118	7,530
0.320% due 09/25/2036	9,579	5,443
0.320% due 11/25/2036	11,658	7,483
0.390% due 10/25/2036	6,068	3,790
0.460% due 01/25/2036 (h)	26,137	23,463
0.600% due 09/25/2035	6,500	5,671
0.640% due 07/25/2035	400	371
2.120% due 05/25/2034	3,418	3,263
Morgan Stanley Home Equity Loan Trust
0.330% due 04/25/2036	4,185	3,263
0.640% due 08/25/2035	800	774
New Century Home Equity Loan Trust
3.170% due 01/25/2033	871	778
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.500% due 10/25/2036	5,908	2,402
Option One Mortgage Loan Trust
0.310% due 01/25/2037 (h)	14,852	9,080
0.390% due 01/25/2037	3,029	1,870
0.420% due 03/25/2037	893	517
0.500% due 04/25/2037	3,628	2,206
Option One Mortgage Loan Trust Asset-Backed Certificates
0.630% due 11/25/2035 (h)	13,200	9,815
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.660% due 08/25/2035	2,900	2,255
0.660% due 09/25/2035 (h)	10,713	8,733
0.720% due 07/25/2035	30,950	23,740
1.000% due 01/25/2036	4,427	3,966
1.050% due 01/25/2036 ^	10,978	8,179
1.295% due 10/25/2034	10,000	8,295
1.970% due 12/25/2034	9,329	7,687
Popular ABS Mortgage Pass-Through Trust
0.560% due 02/25/2036	7,000	5,827
0.860% due 06/25/2035	626	497
1.320% due 06/25/2035	683	505
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	3,306	1,795

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.490% due 01/25/2036	$14,303	$11,124
0.550% due 01/25/2036	4,360	3,399
0.650% due 09/25/2035	6,494	5,627
0.890% due 02/25/2035	250	225
0.920% due 04/25/2034	6,139	5,516
1.040% due 04/25/2034	6,796	6,353
1.745% due 04/25/2034	2,223	1,284
2.150% due 04/25/2034	2,312	790
Residential Asset Securities Corp. Trust
0.300% due 11/25/2036 (h)	17,865	14,831
0.410% due 09/25/2036 (h)	16,782	14,713
0.430% due 07/25/2036 (h)	17,800	13,858
0.450% due 04/25/2036	5,270	4,374
0.500% due 04/25/2036	10,500	8,343
0.510% due 05/25/2037	9,275	6,750
0.570% due 12/25/2035	1,000	913
0.580% due 01/25/2036	3,200	2,789
1.295% due 02/25/2035	1,900	1,573
Saxon Asset Securities Trust
1.920% due 12/25/2037 (h)	63,413	57,177
Securitized Asset-Backed Receivables LLC Trust
0.310% due 07/25/2036 (h)	34,759	26,134
0.330% due 07/25/2036	3,592	1,799
0.410% due 07/25/2036	4,782	2,426
0.420% due 05/25/2036	21,213	12,700
0.440% due 03/25/2036	5,812	5,068
Soundview Home Loan Trust
0.320% due 06/25/2037	4,660	2,786
0.330% due 11/25/2036 (h)	18,548	15,822
0.350% due 02/25/2037	9,635	4,769
0.430% due 02/25/2037	4,420	2,214
0.450% due 05/25/2036 (h)	14,465	11,564
0.520% due 03/25/2036	7,933	6,507
1.120% due 10/25/2037	10,756	7,157
1.270% due 09/25/2037	2,642	1,837
Specialty Underwriting & Residential Finance Trust
0.520% due 03/25/2037	822	452
0.820% due 12/25/2035	6,300	5,837
1.970% due 05/25/2035	3,635	3,367
4.617% due 02/25/2037	4,130	2,064
Structured Asset Investment Loan Trust
0.660% due 08/25/2035	7,100	6,827
1.070% due 09/25/2034	1,451	1,394
Structured Asset Securities Corp. Mortgage Loan Trust
0.340% due 12/25/2036	1,010	849
0.420% due 09/25/2036 (h)	27,300	21,800
Wachovia Mortgage Loan Trust LLC
0.860% due 10/25/2035	8,000	5,932
Wells Fargo Home Equity Asset-Backed Securities Trust
0.500% due 05/25/2036	5,000	4,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.630% due 12/25/2035 (h)		$11,800	$11,116

Total Asset-Backed Securities (Cost $1,005,768)			1,053,312

SOVEREIGN ISSUES 6.3%
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	500,230	184,307
Costa Rica Government International Bond
7.000% due 04/04/2044 (h)		$5,000	4,913
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	347,000	2,369
4.500% due 07/03/2017		310,000	2,076
Russia Government International Bond
5.625% due 04/04/2042 (h)		$2,600	2,189
5.875% due 09/16/2043		600	522
7.500% due 03/31/2030		295	307

Total Sovereign Issues (Cost $205,935)			196,683

		SHARES
PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%
Ally Financial, Inc.
7.000% due 01/30/2015 (e)		40,000	40,184
8.500% due 05/15/2016 (e)		15,000	404
CoBank ACB
6.250% due 10/01/2022 (e)(f)		30,000	3,038
GMAC Capital Trust
8.125% due 02/15/2040		331,800	8,753

Total Preferred Securities (Cost $51,219)			52,379

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (g) 2.5%
			76,900

SHORT-TERM NOTES 3.9%
Federal Home Loan Bank
0.081% due 01/23/2015		$33,800	33,798
0.086% due 01/23/2015		28,800	28,799
0.132% due 02/25/2015		21,000	20,995
0.152% due 04/09/2015		32,300	32,297

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	45

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.117% due 04/15/2015	$1,000	$1,000
0.132% due 05/13/2015	2,900	2,899
0.152% due 07/10/2015	800	800

		120,588

U.S. TREASURY BILLS 3.6%
0.054% due 01/02/2015 - 05/28/2015 (d)(h)(j)(l)	114,343	114,328

Total Short-Term Instruments (Cost $311,801)		311,816

Total Investments in Securities (Cost $5,508,243)		5,434,745

Total Investments 173.5% (Cost $5,508,243)		$5,434,745

Financial Derivative Instruments (i)(k) 0.0% (Cost or Premiums, net $(6,844))		1,354

Other Assets and Liabilities, net (73.5%)		(2,303,953)

Net Assets 100.0%		$3,132,146

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO ClosedEnd—PCILS I LLC, which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CoBank ACB	6.250%	10/01/2022	03/28/2014	$3,053	$3,038	0.10%
KGH Intermediate Holdco LLC	8.500%	08/07/2019 - 08/08/2019	08/07/2014	40,169	40,744	1.30%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	23,200	24,581	0.78%

				$66,422	$68,363	2.18%

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
RDR	0.150%	12/31/2014	01/02/2015	$76,900	U.S. Treasury Notes 2.000% due 07/31/2020	$(78,600)	$76,900	$76,901

Total Repurchase Agreements						$(78,600)	$76,900	$76,901

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(4.500%)	12/29/2014	12/26/2016	(734)	$(734)
	(2.500%)	07/16/2014	07/15/2016	(4,115)	(4,068)
	(2.000%)	08/20/2014	08/19/2016	(38,053)	(37,767)
	(1.000%)	10/15/2014	10/09/2016	(645)	(644)
	(1.000%)	11/12/2014	11/06/2016	(1,790)	(1,787)
	(0.500%)	07/31/2014	05/22/2016	(2,589)	(2,584)
	0.550%	10/03/2014	01/05/2015	(5,474)	(5,482)
	0.550%	01/05/2015	04/06/2015	(5,077)	(5,077)
	0.600%	12/09/2014	03/10/2015	(13,909)	(13,915)
	0.650%	09/26/2014	03/26/2015	(662)	(663)
	0.650%	11/03/2014	02/03/2015	(4,450)	(4,455)
	0.650%	11/17/2014	02/17/2015	(962)	(963)
	0.650%	12/03/2014	02/03/2015	(1,066)	(1,067)
	0.750%	11/07/2014	02/09/2015	(3,809)	(3,813)
	0.750%	12/15/2014	03/16/2015	(8,046)	(8,049)
	0.750%	12/17/2014	02/13/2015	(1,964)	(1,965)
	0.800%	11/04/2014	02/04/2015	(7,471)	(7,481)
	0.800%	12/11/2014	02/04/2015	(91)	(91)
	0.800%	12/22/2014	02/24/2015	(5,649)	(5,650)
	0.833%	11/14/2014	02/17/2015	(6,084)	(6,091)
	0.850%	12/15/2014	03/16/2015	(9,167)	(9,171)
	1.430%	09/24/2014	03/24/2015	(7,033)	(7,061)
	1.431%	09/16/2014	03/16/2015	(24,794)	(24,900)
	1.431%	09/29/2014	03/30/2015	(6,172)	(6,195)
	1.582%	11/18/2014	02/18/2015	(12,386)	(12,411)
	1.605%	12/23/2014	03/23/2015	(6,263)	(6,266)
	1.679%	12/08/2014	06/08/2015	(10,830)	(10,844)
	1.689%	12/18/2014	06/18/2015	(10,498)	(10,505)

BPG	0.720%	10/27/2014	01/27/2015	(14,982)	(15,002)
	1.280%	11/17/2014	02/17/2015	(11,463)	(11,482)
	1.480%	10/14/2014	01/14/2015	(10,213)	(10,247)
	1.485%	12/05/2014	03/06/2015	(15,561)	(15,579)
	1.489%	12/10/2014	03/09/2015	(11,319)	(11,330)
	1.489%	12/11/2014	03/11/2015	(12,907)	(12,919)
	1.493%	12/16/2014	03/18/2015	(21,150)	(21,165)

BRC	0.550%	11/10/2014	02/10/2015	(8,694)	(8,701)
	0.600%	10/03/2014	01/05/2015	(1,090)	(1,092)
	0.600%	10/16/2014	01/16/2015	(1,784)	(1,786)
	0.600%	12/12/2014	01/16/2015	(293)	(293)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	47

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.650%	10/03/2014	01/05/2015	(14,667)	$(14,691)
	0.650%	11/04/2014	02/04/2015	(11,668)	(11,680)
	0.650%	11/10/2014	02/10/2015	(5,002)	(5,007)
	0.650%	11/12/2014	01/12/2015	(531)	(532)
	0.750%	10/06/2014	01/06/2015	(38,804)	(38,875)
	0.750%	10/21/2014	01/21/2015	(6,893)	(6,903)
	0.750%	10/23/2014	01/23/2015	(3,529)	(3,534)
	0.750%	11/06/2014	02/06/2015	(9,648)	(9,659)
	0.750%	11/13/2014	02/13/2015	(1,640)	(1,642)
	0.750%	11/21/2014	02/23/2015	(9,398)	(9,406)
	0.750%	12/05/2014	03/05/2015	(10,137)	(10,143)
	0.750%	12/08/2014	03/06/2015	(2,448)	(2,449)
	0.750%	01/05/2015	04/06/2015	(13,487)	(13,487)
	0.850%	12/19/2014	03/19/2015	(1,347)	(1,347)
	0.850%	12/23/2014	03/23/2015	(6,619)	(6,621)

CFR	(1.500%)	09/17/2014	09/16/2016	(3,519)	(4,239)
	0.250%	12/11/2014	02/11/2015	(4,359)	(5,275)
	0.450%	11/10/2014	01/12/2015	(3,299)	(3,995)
	0.550%	11/10/2014	01/12/2015	(1,357)	(1,643)
	0.750%	10/30/2014	01/28/2015	(1,315)	(1,594)
	0.850%	11/10/2014	01/12/2015	(3,000)	(3,634)
	0.900%	11/03/2014	02/03/2015	(13,995)	(21,845)

DBL	0.550%	10/16/2014	01/16/2015	(7,842)	(9,500)
	0.650%	10/27/2014	01/27/2015	(995)	(1,206)
	0.700%	11/05/2014	02/05/2015	(2,331)	(2,824)
	1.150%	10/27/2014	01/27/2015	(6,937)	(10,835)
	1.512%	12/10/2014	01/08/2015	(12,740)	(12,752)
	1.657%	11/18/2014	02/18/2015	(44,440)	(69,406)

DEU	(0.750%)	11/10/2014	11/10/2016	(6,688)	(6,681)
	(0.500%)	11/19/2014	11/19/2016	(2,769)	(2,767)
	0.650%	10/01/2014	01/02/2015	(19,288)	(19,320)
	0.750%	10/21/2014	01/21/2015	(20,689)	(20,720)
	0.750%	10/28/2014	01/28/2015	(1,806)	(1,809)
	0.750%	10/29/2014	01/29/2015	(14,838)	(14,858)
	0.750%	11/04/2014	02/04/2015	(10,320)	(10,333)
	0.750%	11/17/2014	02/04/2015	(6,296)	(6,302)
	0.750%	11/17/2014	02/17/2015	(635)	(636)
	0.750%	11/18/2014	02/18/2015	(10,249)	(10,259)
	0.800%	12/04/2014	03/04/2015	(17,233)	(17,244)
	0.800%	12/10/2014	03/10/2015	(4,836)	(4,838)
	0.800%	12/16/2014	02/12/2015	(27,746)	(27,756)
	0.800%	12/16/2014	03/17/2015	(8,553)	(8,556)
	0.800%	12/17/2014	03/17/2015	(4,488)	(4,490)
	0.800%	12/23/2014	03/23/2015	(2,145)	(2,145)

FOB	1.000%	11/24/2014	02/24/2015	(7,584)	(7,592)

MYI	(2.100%)	12/31/2014	12/31/2015	(2,530)	(3,061)
	2.100%	11/12/2014	10/07/2016	(1,004)	(1,215)

RBC	0.650%	10/10/2014	01/12/2015	(17,196)	(17,222)
	0.650%	10/14/2014	01/14/2015	(12,071)	(12,088)
	0.690%	12/12/2014	03/12/2015	(1,620)	(1,621)
	0.700%	08/20/2014	02/20/2015	(39,838)	(39,943)
	0.700%	08/26/2014	02/26/2015	(5,299)	(5,312)
	0.700%	09/18/2014	03/18/2015	(11,921)	(11,946)
	0.700%	09/22/2014	03/23/2015	(14,663)	(14,692)
	0.700%	11/17/2014	02/20/2015	(570)	(571)
	0.700%	11/17/2014	03/23/2015	(2,405)	(2,407)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.740%	10/16/2014	04/16/2015	(11,106)	$(11,124)
	0.740%	10/29/2014	04/29/2015	(1,443)	(1,445)
	0.750%	10/01/2014	04/01/2015	(36,494)	(36,565)
	0.750%	10/02/2014	04/02/2015	(27,427)	(27,480)
	0.780%	11/19/2014	05/19/2015	(35,852)	(35,886)
	0.780%	11/20/2014	05/20/2015	(22,451)	(22,472)
	0.780%	11/28/2014	05/28/2015	(20,677)	(20,693)
	0.780%	12/04/2014	06/04/2015	(7,690)	(7,695)
	0.780%	12/09/2014	06/09/2015	(16,830)	(16,839)
	0.790%	12/15/2014	06/15/2015	(10,342)	(10,346)
	0.790%	12/22/2014	06/22/2015	(1,269)	(1,269)

RDR	(0.125%)	11/19/2014	10/06/2016	(2,468)	(2,468)
	0.420%	10/07/2014	01/07/2015	(3,864)	(3,868)
	0.480%	12/09/2014	03/09/2015	(13,909)	(13,913)
	0.550%	09/24/2014	03/24/2015	(11,714)	(11,732)
	0.580%	10/07/2014	01/07/2015	(8,518)	(8,530)
	0.590%	10/14/2014	01/14/2015	(12,728)	(12,745)
	0.600%	12/04/2014	03/04/2015	(3,040)	(3,041)
	0.680%	09/26/2014	03/26/2015	(2,542)	(2,547)
	1.240%	12/05/2014	03/06/2015	(8,717)	(8,725)
	1.320%	10/07/2014	04/07/2015	(22,645)	(22,717)
	1.320%	10/10/2014	04/10/2015	(7,025)	(7,047)
	1.330%	09/15/2014	03/16/2015	(22,067)	(22,156)
	1.330%	09/22/2014	03/24/2015	(31,355)	(31,473)
	1.330%	09/23/2014	03/20/2015	(16,861)	(16,924)
	1.330%	09/23/2014	03/24/2015	(7,330)	(7,357)
	1.330%	09/25/2014	03/25/2015	(28,769)	(28,874)
	1.330%	10/01/2014	04/01/2015	(10,445)	(10,481)
	1.330%	10/03/2014	04/06/2015	(6,508)	(6,530)
	1.330%	11/17/2014	05/18/2015	(15,598)	(15,625)
	1.330%	11/19/2014	05/19/2015	(19,609)	(19,641)
	1.330%	11/25/2014	05/26/2015	(12,412)	(12,429)
	1.330%	12/01/2014	06/01/2015	(16,259)	(16,278)
	1.330%	12/05/2014	06/05/2015	(21,582)	(21,604)
	1.340%	12/16/2014	06/16/2015	(12,168)	(12,176)

RYL	0.400%	11/03/2014	02/03/2015	(7,845)	(9,499)
	0.450%	11/03/2014	02/03/2015	(3,627)	(4,392)
	0.450%	12/03/2014	01/15/2015	(3,077)	(3,724)
	0.650%	12/22/2014	03/23/2015	(4,508)	(27,668)
	0.700%	10/16/2014	01/16/2015	(12,253)	(14,850)
	0.800%	11/25/2014	01/16/2015	(19,616)	(30,600)
	0.900%	12/19/2014	03/09/2015	(17,224)	(26,855)
	0.950%	11/12/2014	02/12/2015	(7,461)	(11,644)

SBI	(1.500%)	07/15/2014	07/14/2016	(7,748)	(7,693)
	(1.500%)	08/11/2014	08/07/2016	(964)	(958)
	(1.500%)	09/19/2014	07/30/2016	(4,177)	(4,159)

SOG	0.300%	10/16/2014	01/16/2015	(10,987)	(13,304)
	0.550%	12/11/2014	01/15/2015	(1,048)	(1,268)
	0.620%	12/09/2014	01/21/2015	(4,687)	(4,689)
	0.650%	10/23/2014	01/23/2015	(20,691)	(20,718)
	0.650%	12/01/2014	03/02/2015	(14,124)	(14,132)
	0.670%	10/28/2014	01/28/2015	(996)	(997)
	0.670%	11/04/2014	02/04/2015	(6,109)	(6,116)
	0.670%	11/18/2014	02/18/2015	(4,756)	(4,760)
	0.690%	10/21/2014	01/21/2015	(17,532)	(17,557)
	0.690%	10/23/2014	01/23/2015	(7,705)	(7,716)
	0.690%	11/04/2014	02/04/2015	(11,158)	(11,171)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	49

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.690%	11/18/2014	02/18/2015	(24,558)	$(24,579)
	0.690%	12/04/2014	03/04/2015	(8,316)	(8,321)
	0.690%	12/10/2014	03/10/2015	(13,313)	(13,319)
	0.690%	12/16/2014	03/16/2015	(9,074)	(9,077)
	0.690%	12/29/2014	01/28/2015	(4,472)	(4,472)
	0.750%	10/16/2014	01/16/2015	(13,496)	(21,069)
	1.493%	12/16/2014	03/11/2015	(8,679)	(8,685)
	1.493%	12/17/2014	03/17/2015	(18,191)	(18,203)
	1.697%	12/19/2014	06/19/2015	(6,490)	(6,494)

UBS	0.480%	12/12/2014	01/12/2015	(4,672)	(4,673)
	0.500%	10/03/2014	01/05/2015	(4,698)	(4,704)
	0.500%	10/08/2014	01/08/2015	(12,940)	(12,955)
	0.500%	10/17/2014	01/20/2015	(4,958)	(4,963)
	0.500%	10/28/2014	01/28/2015	(7,556)	(7,563)
	0.500%	11/14/2014	02/17/2015	(1,414)	(1,415)
	0.500%	11/17/2014	02/13/2015	(19,106)	(19,118)
	0.500%	12/03/2014	02/03/2015	(8,567)	(8,571)
	0.500%	12/19/2014	03/19/2015	(3,503)	(3,506)
	0.550%	10/02/2014	01/05/2015	(4,415)	(4,421)
	0.550%	10/23/2014	01/23/2015	(5,954)	(5,960)
	0.550%	11/14/2014	02/17/2015	(2,669)	(2,671)
	0.550%	11/17/2014	02/13/2015	(7,395)	(7,400)
	0.550%	11/25/2014	02/25/2015	(599)	(599)
	0.550%	12/03/2014	02/03/2015	(1,400)	(1,401)
	0.550%	12/11/2014	01/13/2015	(29,015)	(29,025)
	0.580%	10/17/2014	01/20/2015	(4,909)	(4,915)
	0.580%	11/14/2014	02/17/2015	(1,406)	(1,407)
	0.600%	10/02/2014	01/05/2015	(5,400)	(5,408)
	0.600%	10/09/2014	01/08/2015	(20,700)	(20,729)
	0.600%	10/14/2014	01/14/2015	(16,275)	(16,297)
	0.600%	10/15/2014	01/15/2015	(56,712)	(56,787)
	0.600%	11/07/2014	05/07/2015	(403)	(403)
	0.600%	11/10/2014	02/10/2015	(1,306)	(1,307)
	0.600%	11/10/2014	05/11/2015	(3,035)	(3,038)
	0.600%	11/14/2014	02/17/2015	(2,868)	(2,870)
	0.600%	11/17/2014	01/14/2015	(4,173)	(4,176)
	0.600%	11/17/2014	04/15/2015	(6,084)	(6,089)
	0.600%	11/21/2014	05/21/2015	(5,375)	(5,379)
	0.600%	12/03/2014	02/03/2015	(1,154)	(1,155)
	0.600%	12/12/2014	05/11/2015	(4,697)	(4,700)
	0.620%	10/03/2014	01/05/2015	(864)	(865)
	0.620%	12/03/2014	02/03/2015	(504)	(504)
	0.620%	12/03/2014	03/03/2015	(4,202)	(4,204)
	0.650%	10/02/2014	01/05/2015	(13,382)	(13,404)
	0.650%	10/03/2014	01/05/2015	(691)	(692)
	0.650%	10/09/2014	01/08/2015	(4,886)	(4,894)
	0.650%	10/14/2014	01/14/2015	(3,900)	(3,906)
	0.650%	10/23/2014	01/23/2015	(19,261)	(19,286)
	0.650%	10/24/2014	01/26/2015	(9,204)	(9,216)
	0.650%	11/07/2014	05/07/2015	(14,224)	(14,238)
	0.650%	11/10/2014	05/11/2015	(4,942)	(4,947)
	0.650%	11/14/2014	02/17/2015	(5,692)	(5,697)
	0.650%	11/17/2014	03/26/2015	(4,883)	(4,887)
	0.650%	11/17/2014	05/12/2015	(6,986)	(6,992)
	0.650%	11/25/2014	02/25/2015	(9,423)	(9,429)
	0.650%	12/19/2014	03/19/2015	(8,888)	(8,890)
	0.650%	12/23/2014	01/23/2015	(5,094)	(6,165)
	0.700%	09/26/2014	03/26/2015	(9,569)	(9,587)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.700%	10/28/2014	01/28/2015	(20,847)	$(20,874)
	0.700%	11/07/2014	05/07/2015	(1,014)	(1,015)
	0.700%	11/10/2014	05/11/2015	(21,692)	(21,714)
	0.700%	11/13/2014	05/13/2015	(6,906)	(6,913)
	0.700%	11/21/2014	05/21/2015	(18,428)	(18,443)
	0.700%	12/08/2014	03/09/2015	(8,956)	(8,960)
	0.700%	12/09/2014	01/27/2015	(4,363)	(4,365)
	0.700%	12/10/2014	01/27/2015	(4,534)	(4,536)
	0.750%	11/06/2014	05/06/2015	(1,960)	(1,962)
	0.750%	11/07/2014	05/07/2015	(12,894)	(12,909)
	0.750%	11/12/2014	05/12/2015	(11,422)	(11,434)
	0.750%	11/13/2014	05/13/2015	(30,406)	(30,438)
	0.750%	11/21/2014	05/21/2015	(1,216)	(1,217)
	0.750%	11/24/2014	05/26/2015	(10,722)	(10,731)
	0.950%	10/16/2014	01/16/2015	(3,153)	(4,924)
	1.000%	10/23/2014	01/23/2015	(3,720)	(5,809)
	1.000%	10/24/2014	01/26/2015	(7,354)	(11,484)
	1.050%	10/16/2014	01/16/2015	(4,198)	(6,557)
	1.330%	10/07/2014	01/07/2015	(2,639)	(3,204)
	1.384%	12/01/2014	03/02/2015	(15,551)	(15,570)
	1.410%	12/03/2014	01/09/2015	(15,377)	(15,395)
	1.480%	10/01/2014	04/01/2015	(21,498)	(21,580)
	1.495%	12/18/2014	03/17/2015	(6,508)	(6,512)

Total Reverse Repurchase Agreements					$(2,345,529)

(2)

As of December 31, 2014, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2014 was $2,072,502 at a weighted average interest rate of 0.671%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

(h)	Securities with an aggregate market value of $2,635,983 and cash of $66,233 have been pledged as collateral under the terms of the following master agreements as of December 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(199,698)	$0	$0	$(199,698)	$236,346	$36,648
BPG	0	(97,723)	0	0	(97,723)	129,530	31,807
BRC	0	(147,849)	0	0	(147,849)	166,021	18,172
CFR	0	(42,225)	0	0	(42,225)	48,983	6,758
DBL	0	(106,524)	0	0	(106,524)	128,019	21,495
DEU	0	(158,715)	0	0	(158,715)	173,333	14,618
FOB	0	(7,592)	0	0	(7,592)	9,555	1,963
MYI	0	(4,276)	0	0	(4,276)	3,977	(299)
RBC	0	(297,614)	0	0	(297,614)	323,373	25,759
RDR	76,901	(318,885)	0	0	(241,984)	329,137	87,153
RYL	0	(107,020)	0	0	(107,020)	114,268	7,248
SBI	0	(12,810)	0	0	(12,810)	12,874	64
SOG	0	(223,153)	0	0	(223,153)	254,831	31,678

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	51

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
UBS	$0	$(621,445)	$0	$0	$(621,445)	$692,087	$70,642

Total Borrowings and Other Financing Transactions	$76,901	$(2,345,529)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$198,300	$12,598	$1,250	$194	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	102,200	$8,309	$3,563	$343	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		46,900	(6,446)	(4,775)	0	(500)
Pay	3-Month USD-LIBOR	2.000%	03/20/2023	$	171,000	(1,254)	(584)	173	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		156,800	(4,678)	(571)	0	(156)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		328,900	(34,466)	(5,837)	0	(469)
Pay	6-Month AUD-BBR-BBSW	3.631%	03/06/2019	AUD	150,000	5,391	5,391	479	0
Pay	6-Month AUD-BBR-BBSW	3.635%	03/06/2019		175,000	6,312	6,312	558	0

						$(26,832)	$3,499	$1,553	$(1,125)

Total Swap Agreements						$(14,234)	$4,749	$1,747	$(1,125)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2014:

(j)	Securities with an aggregate market value of $46,273 and cash of $2,108 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared (1)	$0	$0	$1,747	$1,747	$0	$0	$(1,125)	$(1,125)

(1)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2015		BRL	157,506	$		59,298	$45	$0
	01/2015	$		60,359		BRL	157,506	0	(1,106)
	01/2015			66,891		GBP	42,806	0	(172)
	01/2015			5,494		JPY	658,822	7	0
	02/2015		EUR	308	$		380	7	0
	02/2015		GBP	42,806			66,874	171	0
	02/2015		JPY	658,822			5,495	0	(7)
	02/2015	$		11,047		EUR	8,959	0	(201)
	04/2015		BRL	157,506	$		58,758	934	0

BPS	01/2015			183,886			70,776	1,599	0
	01/2015	$		69,229		BRL	183,886	0	(52)
	02/2015			5,374		EUR	4,340	0	(120)

BRC	01/2015		BRL	470	$		199	22	0
	01/2015	$		177		BRL	470	0	0

CBK	01/2015		AUD	1,963	$		1,667	65	0
	01/2015		BRL	122,505			51,885	5,799	0
	01/2015	$		46,120		BRL	122,505	0	(35)
	02/2015		EUR	45,550	$		56,330	1,188	0
	02/2015	$		5,284		EUR	4,240	0	(151)
	02/2015			186		MXN	2,625	0	(8)
	03/2015		CAD	1,587	$		1,368	4	0

DUB	01/2015		BRL	31,546			12,349	481	0
	01/2015	$		1,512		AUD	1,769	0	(68)
	01/2015			11,876		BRL	31,546	0	(9)
	01/2015			17,303		GBP	11,012	0	(140)
	02/2015		AUD	383	$		313	1	0
	02/2015	$		8,747		BRL	23,135	0	(112)

FBF	01/2015		BRL	117,684	$		49,869	5,597	0
	01/2015		JPY	658,822			5,567	67	0
	01/2015	$		44,305		BRL	117,684	0	(33)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	53

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	01/2015		AUD	382	$		312	$0	$0
	01/2015		BRL	400,864			152,960	2,158	0
	01/2015	$		2,384		AUD	2,858	0	(51)
	01/2015			154,119		BRL	400,864	0	(3,316)
	02/2015		AUD	767	$		626	1	0
	02/2015		EUR	162			201	4	0
	02/2015	$		12,913		EUR	10,387	0	(339)
	02/2015			3,050		GBP	1,961	5	0
	07/2015		BRL	400,864	$		146,167	2,757	0

HUS	01/2015			10,297			3,876	3	0
	01/2015	$		3,816		BRL	10,297	58	0
	01/2015			13,987		GBP	8,931	0	(67)
	02/2015		EUR	6,582	$		8,038	70	0
	02/2015		MXN	9,633			688	37	0
	02/2015	$		51,500		EUR	41,322	0	(1,477)

JPM	01/2015		AUD	1,943	$		1,595	9	0
	01/2015		BRL	7,771			2,964	40	0
	01/2015	$		2,926		BRL	7,771	0	(2)
	01/2015			20,245		GBP	12,905	0	(131)
	02/2015		EUR	45,975	$		57,137	1,480	0

MSB	01/2015		AUD	2,537			2,165	94	0
	01/2015		BRL	10,297			3,875	2	0
	01/2015		GBP	10,908			17,089	87	0
	01/2015	$		3,934		BRL	10,297	0	(60)
	02/2015		EUR	8,204	$		10,192	261	0
	02/2015	$		3,842		BRL	10,297	1	0
	07/2015		BRL	7,771	$		2,829	48	0

RBC	01/2015		GBP	64,746			101,662	748	0
	02/2015	$		2,843		EUR	2,305	0	(52)

UAG	01/2015		BRL	54,669	$		23,540	2,974	0
	01/2015	$		20,582		BRL	54,669	0	(16)

Total Forward Foreign Currency Contracts								$26,824	$(7,725)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)			Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	6.952%	$		10,000	$(876)	$(1,166)	$0	$(2,042)
	Russia Government International Bond	1.000%	06/20/2024	4.603%			2,300	(223)	(329)	0	(552)
	Russia Government International Bond	1.000%	09/20/2024	4.598%			1,000	(102)	(142)	0	(244)

BPS	Petrobras International Finance Co.	1.000%	03/20/2019	4.444%			20,000	(1,735)	(790)	0	(2,525)

BRC	Abengoa S.A.	5.000%	12/20/2019	12.449%		EUR	10,000	(486)	(2,272)	0	(2,758)
	Russia Government International Bond	1.000%	06/20/2019	4.809%	$		1,700	(105)	(142)	0	(247)
	Russia Government International Bond	1.000%	06/20/2024	4.603%			4,900	(574)	(602)	0	(1,176)
	Russia Government International Bond	1.000%	09/20/2024	4.598%			1,000	(83)	(161)	0	(244)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	6.952%	$15,000	$(1,276)	$(1,788)	$0	$(3,064)
	Russia Government International Bond	1.000%	06/20/2019	4.809%	7,900	(489)	(656)	0	(1,145)
	Russia Government International Bond	1.000%	06/20/2024	4.603%	3,900	(434)	(502)	0	(936)
	Russia Government International Bond	1.000%	09/20/2024	4.598%	2,600	(225)	(408)	0	(633)

GST	Petrobras International Finance Co.	1.000%	03/20/2019	4.444%	15,000	(1,295)	(599)	0	(1,894)
	Russia Government International Bond	1.000%	06/20/2019	4.809%	3,300	(204)	(274)	0	(478)
	Russia Government International Bond	1.000%	06/20/2024	4.603%	400	(45)	(51)	0	(96)

HUS	Russia Government International Bond	1.000%	09/20/2024	4.598%	593	(81)	(63)	0	(144)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	6.952%	15,000	(1,295)	(1,769)	0	(3,064)
	Russia Government International Bond	1.000%	06/20/2024	4.603%	700	(64)	(104)	0	(168)

MYC	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	6.952%	10,000	(876)	(1,166)	0	(2,042)

						$(10,468)	$(12,984)	$0	$(23,452)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$12,381	$(2,670)	$211	$0	$(2,459)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
MYC	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL 218,000	$129	$(823)	$0	$(694)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	55

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	02/11/2015	$2,863	$2,863	$1,910	$4,773	$0
	Receive	OGX Petroleo e Gas Participaceos S.A.	0	Not Applicable, Fully Funded	04/11/2015	3,302	3,302	163	3,465	0

							$6,165	$2,073	$8,238	$0

Total Swap Agreements							$(6,844)	$(11,523)	$8,238	$(26,605)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(l)	Securities with an aggregate market value of $19,327 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$1,164	$0	$0	$1,164	$(1,486)	$0	$(2,838)	$(4,324)	$(3,160)	$3,171	$11
BPS	1,599	0	0	1,599	(172)	0	(2,525)	(2,697)	(1,098)	791	(307)
BRC	22	0	0	22	(0)	0	(6,884)	(6,884)	(6,862)	6,895	33
CBK	7,056	0	0	7,056	(194)	0	(5,778)	(5,972)	1,084	(1,140)	(56)
DUB	482	0	8,238	8,720	(329)	0	0	(329)	8,391	(3,730)	4,661
FBF	5,664	0	0	5,664	(33)	0	0	(33)	5,631	(5,792)	(161)
GLM	4,925	0	0	4,925	(3,706)	0	0	(3,706)	1,219	(1,200)	19
GST	0	0	0	0	0	0	(2,468)	(2,468)	(2,468)	2,345	(123)
HUS	168	0	0	168	(1,544)	0	(144)	(1,688)	(1,520)	1,364	(156)
JPM	1,529	0	0	1,529	(133)	0	(3,231)	(3,364)	(1,835)	2,032	197
MSB	493	0	0	493	(60)	0	0	(60)	433	(460)	(27)
MYC	0	0	0	0	0	0	(2,737)	(2,737)	(2,737)	2,020	(717)
RBC	748	0	0	748	(52)	0	0	(52)	696	(1,140)	(444)
UAG	2,974	0	0	2,974	(16)	0	0	(16)	2,958	(3,040)	(82)

Total Over the Counter	$26,824	$0	$8,238	$35,062	$(7,725)	$0	$(26,605)	$(34,330)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$194	$0	$0	$1,553	$1,747

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,824	$0	$26,824
Swap Agreements	0	0	8,238	0	0	8,238

	$0	$0	$8,238	$26,824	$0	$35,062

	$0	$194	$8,238	$26,824	$1,553	$36,809

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,125	$1,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,725	$0	$7,725
Swap Agreements	0	25,911	0	0	694	26,605

	$0	$25,911	$0	$7,725	$694	$34,330

	$0	$25,911	$0	$7,725	$1,819	$35,455

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,491	$3,491
Swap Agreements	0	20,945	0	0	(86,367)	(65,422)

	$0	$20,945	$0	$0	$(82,876)	$(61,931)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,651)	$0	$(1,651)
Swap Agreements	0	1,850	0	0	0	1,850

	$0	$1,850	$0	$(1,651)	$0	$199

	$0	$22,795	$0	$(1,651)	$(82,876)	$(61,732)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	57

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,494)	$(3,494)
Swap Agreements	0	(14,969)	0	0	43,993	29,024

	$0	$(14,969)	$0	$0	$40,499	$25,530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,865	$0	$24,865
Swap Agreements	0	(13,362)	2,073	0	(823)	(12,112)

	$0	$(13,362)	$2,073	$24,865	$(823)	$12,753

	$0	$(28,331)	$2,073	$24,865	$39,676	$38,283

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$730,444	$33,325	$763,769
Corporate Bonds & Notes
Banking & Finance	0	693,194	63,168	756,362
Industrials	0	912,349	110,737	1,023,086
Utilities	0	262,048	4,333	266,381
Municipal Bonds & Notes
Iowa	0	1,770	0	1,770
New Jersey	0	0	7,049	7,049
West Virginia	0	12,740	0	12,740
U.S. Government Agencies	0	41,179	0	41,179
U.S. Treasury Obligations	0	15,743	0	15,743
Mortgage-Backed Securities	0	925,791	6,685	932,476
Asset-Backed Securities	0	1,050,010	3,302	1,053,312
Sovereign Issues	0	196,683	0	196,683
Preferred Securities
Banking & Finance	8,753	43,626	0	52,379
Short-Term Instruments
Repurchase Agreements	0	76,900	0	76,900
Short-Term Notes	0	120,588	0	120,588
U.S. Treasury Bills	0	114,328	0	114,328

Total Investments	$8,753	$5,197,393	$228,599	$5,434,745

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,747	0	1,747
Over the counter	0	26,824	8,238	35,062
	$0	$28,571	$8,238	$36,809

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,125)	0	(1,125)
Over the counter	0	(34,330)	0	(34,330)
	$0	$(35,455)	$0	$(35,455)

Totals	$8,753	$5,190,509	$236,837	$5,436,099

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2014

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 12/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Bank Loan Obligations	$67,534	$5,668	$(31,908)	$323	$(59)	$(1,107)	$27,836	$(34,962)	$33,325	$(395)
Corporate Bonds & Notes
Banking & Finance	0	62,344	(444)	96	17	1,155	0	0	63,168	1,155
Industrials	16,973	125,241	(2,888)	932	(504)	(7,043)	5,332	(27,306)	110,737	(5,997)
Utilities	34,439	0	(192)	0	0	(2,014)	0	(27,900)	4,333	15
Municipal Bonds & Notes
New Jersey	0	7,076	(105)	(3)	0	81	0	0	7,049	81
Mortgage-Backed Securities	0	12,494	(6,252)	(230)	0	673	0	0	6,685	673
Asset-Backed Securities	3,595	0	(455)	(3)	(4)	169	0	0	3,302	164

Financial Derivative Instruments - Assets
Over the counter	0	0	0	0	0	8,238	0	0	8,238	8,238

Totals	$122,541	$212,823	$(42,244)	$1,115	$(550)	$152	$33,168	$(90,168)	$236,837	$3,934

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$33,325	Third Party Vendor	Broker Quote	77.50-99.25
Corporate Bonds & Notes
Banking & Finance	524	Benchmark Pricing	Base Price	103.00
	40,744	Discounted Cash Flows	Credit Rating	B-BBB
			OAS Spread	600-950bps
			Yield	8.75-9.75
	21,900	Market Comparable Companies	Credit Rating	B-BB
			Net Debt to Equity Ratio	8-10x
			Yield	8.00-10.00
Industrials	105,405	Benchmark Pricing	Base Price	76.38-102.67
	5,332	Indicative Market Quotation	Broker Quote	65.50
Utilities	4,333	Benchmark Pricing	Base Price	93.74
Municipal Bonds & Notes
New Jersey	7,049	Benchmark Pricing	Base Price	101.25
Mortgage-Backed Securities	6,685	Benchmark Pricing	Base Price	87.13
Asset-Backed Securities	3,302	Benchmark Pricing	Base Price	105.50

Financial Derivative Instruments - Assets
Over the counter	3,465	Indicative Market Quotation	Broker Quote	104.93
	4,773	Indicative Market Quotation	Broker Quote	104.93

Total	$236,837

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	59

Notes to Financial Statements

1. ORGANIZATION

PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund, (each a “Fund” and collectively the “Funds”) commenced operations on September 2, 1993 and January 31, 2013, respectively, as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PCM Fund, Inc. is classified and managed as a diversified Fund and PIMCO Dynamic Credit Income Fund is classified and managed as a non-diversified Fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Dynamic Credit Income Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share. PIMCO Dynamic Credit Income Fund issued 121,000,000 shares in its initial public offering. An additional 16,204,500 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,895,440 (representing approximately $0.01 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have

60	PIMCO CLOSED-END FUNDS

December 31, 2014

passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions—Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

ANNUAL REPORT	DECEMBER 31, 2014	61

Notes to Financial Statements (Cont.)

Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statements of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Funds adopted the ASU for the fiscal year ended December 31, 2014. The ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain

62	PIMCO CLOSED-END FUNDS

December 31, 2014

transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees/Directors (the “Board”) of each Fund. The Board has formed a Valuation Committee, whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Funds’ valuation policies, determine in good faith the fair value of the Funds’ portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or

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Notes to Financial Statements (Cont.)

the Valuation Committee may take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time, and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While each Fund’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with

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the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and, if material, a Level 3 reconciliation, and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be

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comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the portfolio manager’s expectation of principal and interest payments, fees and costs, and other unobservable inputs which may include credit rating, yield and option adjusted spread (“OAS”) of a security. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable companies valuation estimates fair value by using an internal model that utilizes comparable companies’ inputs such as the company’s credit rating, debt to equity ratios, market multiples derived from earnings before interest, taxes, depreciation and amortization (“EBITDA”), manager assumptions regarding such comparable companies and requested non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders

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it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2014, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities.

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Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional

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Notes to Financial Statements (Cont.)

investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of

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interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and

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currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities.

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Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party

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for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

(d) Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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Notes to Financial Statements (Cont.)

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Funds’ performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

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If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Manager seeks to minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain

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Notes to Financial Statements (Cont.)

transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC

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derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PCILS I LLC (the “Subsidiary”), a Delaware limited liability company, was formed as a wholly owned subsidiary of PIMCO Dynamic Credit Income Fund for purposes of serving as an investment vehicle for the Fund to effect certain investments for the Fund consistent with PIMCO Dynamic Credit Income Fund’s investment objectives and policies in effect from time to time. PIMCO Dynamic Credit Income Fund’s investment portfolio has been consolidated and includes the portfolio holdings of both PIMCO Dynamic Credit Income Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of PIMCO Dynamic Credit Income Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. As of the date of this report, the only asset held by the Subsidiary was the AMPAM Parks Mechanical, Inc. senior loan, as reflected in PIMCO Dynamic Credit Income Fund’s Consolidated Schedule of Investments. This structure was established so that the loan could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the PIMCO Dynamic Credit Income Fund (amounts in thousands†).

PIMCO Dynamic Credit Income Fund
PCILS I LLC
Date of Formation	03/07/2013
Fund Net Assets	$3,132,146
Subsidiary % of Portfolio Net Assets	0.7%
Subsidiary Financial Statement Information
Total assets	$22,194
Total liabilities	472
Net assets	$21,722
Total income	1,971
Net investment income (loss)	1,971
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Increase (decrease) in net assets resulting from operations	$1,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (previously defined as the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, will provide or cause to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at an annual rate of 0.90% and 1.15% of the average daily total managed assets for PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund, respectively. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements and borrowings) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes “borrowings” includes amounts of leverage attributable to such instruments as reverse repurchase agreements. Management fees paid to PIMCO subsequent to the close of business on September 5, 2014 to December 31, 2014 for PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund were $653,080 and $21,640,607, respectively.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at an annual rate of 0.80% and 1.15% of the average daily total managed assets for PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund, respectively. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees paid to AGIFM from January 1, 2014 to the close of business on September 5, 2014 for PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund were $1,027,675 and $41,580,844, respectively.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse

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repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees or Directors (“Trustees”) who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the Agreement described above under “Management Fee.”

Each of the Independent Trustees of the Funds also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

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Notes to Financial Statements (Cont.)

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz- Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2014, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Portfolio Name	Purchases	Sales
PCM Fund, Inc.	$7,508	$184
PIMCO Dynamic Credit Income Fund	235,793	530,926

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PCM Fund, Inc.	$1,174	$901	$67,439	$20,369
PIMCO Dynamic Credit Income Fund	18,320	70,669	3,106,932	1,781,288

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2014, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or

ANNUAL REPORT	DECEMBER 31, 2014	83

Notes to Financial Statements (Cont.)

anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PCM Fund, Inc.	$402	$—	$21,535	$—	$(42,138)	$—	$—
PIMCO Dynamic Credit Income Fund	—	—	(77,328)	(2,127)	(16,833)	(45,794)	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts and market discount amortization for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, interest-only basis adjustments and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2015	12/31/2016	12/31/2017	12/31/2018	12/31/2019
PCM Fund, Inc.	$21,701	$916	$16,168	$1,418	$—
PIMCO Dynamic Credit Income Fund	—	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2014, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PCM Fund, Inc.	$594	$1,341
PIMCO Dynamic Credit Income Fund	13,199	3,634

84	PIMCO CLOSED-END FUNDS

December 31, 2014

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PCM Fund, Inc.	$200,192	$24,903	$(6,175)	$18,729
PIMCO Dynamic Credit Income Fund	5,508,382	129,084	(202,721)	(73,636)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, interest-only basis adjustments, market discount amortization and Lehman securities.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	December 31, 2014				December 31, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PCM Fund, Inc.	$—	$12,094	$—	$—	$—	$12,602	$—	$—
PIMCO Dynamic Credit Income Fund	—	336,546	2,940	—	—	264,432	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 2, 2015, the following distributions were declared to common shareholders payable February 2, 2015, to shareholders of record on January 12, 2015.

PCM Fund, Inc.	$0.080000 per common share
PIMCO Dynamic Credit Income Fund	$0.156250 per common share

On February 2, 2015, the following distributions were declared to common shareholders payable March 2, 2015, to shareholders of record on February 12, 2015.

PCM Fund, Inc.	$0.080000 per common share
PIMCO Dynamic Credit Income Fund	$0.156250 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	DECEMBER 31, 2014	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of

PCM Fund Inc. and

PIMCO Dynamic Credit Income Fund

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for PIMCO Dynamic Credit Income Fund), including the schedules of investments (consolidated schedule of investments for PIMCO Dynamic Credit Income Fund), and the related statements of operations (consolidated statement of operations for PIMCO Dynamic Credit Income Fund), of changes in net assets (consolidated changes in net assets for PIMCO Dynamic Credit Income Fund), and of cash flows (consolidated cash flows for PIMCO Dynamic Credit Income Fund), and the financial highlights (consolidated financial highlights for PIMCO Dynamic Credit Income Fund), present fairly, in all material respects, the financial position of PCM Fund Inc. and PIMCO Dynamic Credit Income Fund (collectively the “Funds”) at December 31, 2014, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 19, 2015

86	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2014	87

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code ("Code") and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2014 are designated as "qualified dividend income", as defined in the Act, subject to reduced tax rates.

PCM Fund, Inc.	0.01%
PIMCO Dynamic Credit Income Fund	1.82%

Dividend Received Deduction  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund's fiscal 2014 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PCM Fund, Inc.	0.01%
PIMCO Dynamic Credit Income Fund	1.40%

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only)  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2014 are considered to be derived from "qualified interest income," as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2014 are considered to be derived from "qualified short-term capital gain," as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the code.

	Qualified Interest Income (000s)	Qualified Short Term Capital Gain (000s)
PCM Fund, Inc.	$10,707	$—
PIMCO Dynamic Credit Income Fund	140,976	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2015, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2014.

88	PIMCO CLOSED-END FUNDS

Management of the Fund

(Unaudited)

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees/Directors

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939	Chairman of the Board, Trustee/Director	Director of PCM since 2008 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2017 fiscal year.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	92	None
Deborah A. DeCotis 1952	Trustee/Director	Director of PCM since 2011 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2015 fiscal year and PCI’s 2016 fiscal year.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC (1999-2014) and Director, Helena Rubenstein Foundation (1997-2010).	92	None
Bradford K. Gallagher 1944	Trustee/Director	Director of PCM since 2010 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2017 fiscal year and PCI’s 2015 fiscal year.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012) and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	92	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).
James A. Jacobson 1945	Trustee/Director	Director of PCM since 2009 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2016 fiscal year and PCI’s 2015 fiscal year.	Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (2002-present); Trustee, Taft School, Watertown, CT (2007-present); Trustee, New Jersey City University, Jersey City, NJ (2014-present). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008)	92	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

ANNUAL REPORT	DECEMBER 31, 2014	89

Management of the Fund (Cont.)

Name, Address, Year of Birth and Class	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years
William B. Ogden, IV 1945	Trustee/Director	Director of PCM since 2008 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2016 fiscal year and PCI’s 2017 fiscal year.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	92	Director, Victory Capital Management
Alan Rappaport 1953	Trustee/Director	Director of PCM since 2010 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2015 fiscal year and PCI’s 2017 fiscal year.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	92	None
Interested Trustees/Directors
Craig A. Dawson* 1968	Trustee/Director	Director of PCM and Trustee of PCI since 2014, expected to stand for election at the annual meeting of shareholders for the 2015 fiscal year.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959	Trustee/Director	Director of PCM since 2008 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for PCM’s 2017 fiscal year and PCI’s 2016 fiscal year.	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	25	None

*	Mr. Dawson is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

90	PIMCO CLOSED-END FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Managed Funds. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Executive Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

ANNUAL REPORT	DECEMBER 31, 2014	91

Shareholder Meeting Results

Annual Shareholder Meeting Results

The Funds held their annual meetings of shareholders on April 30, 2014. Shareholders voted as indicated below:

PCM Fund, Inc.	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting for the 2016-2017 fiscal year	9,843,618	183,216
Re-election of Hans W. Kertess — Class II to serve until the annual meeting for the 2016-2017 fiscal year	9,833,367	193,467
Re-election of John C. Maney† — Class II to serve until the annual meeting for the 2016-2017 fiscal year	9,847,804	179,030

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Directors of the Fund.

PIMCO Dynamic Credit Income Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2016-2017 fiscal year	111,300,861	2,344,828
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016-2017 fiscal year	111,321,567	2,324,122
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2016-2017 fiscal year	111,291,860	2,353,829

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, John C. Maney† and Bradford K. Gallagher continued to serve as Trustees of the Fund.

†	Interested Trustee

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on June 9, 2014 to vote on the approval of the new investment management agreement between the Funds and PIMCO, as discussed in Note 8 to the Notes to Financial Statements. The special meeting was convened as scheduled on June 9, 2014, and common shareholders of PCM Fund, Inc. voted as indicated below. However, because sufficient votes in favor of the proposal had not been received for PIMCO Dynamic Credit Income Fund at the time of the special meeting, the shareholders of the Fund present voted to adjourn the special meeting to July 10, 2014 to permit further solicitation of proxies. The July 10, 2014 meeting of the shareholders of PIMCO Dynamic Credit Income Fund was convened as scheduled, and the shareholders of PIMCO Dynamic Credit Income Fund present voted to further adjourn the special meeting to July 31, 2014 to permit further solicitation of proxies. On July 31, 2014, the special meeting reconvened, and common shareholders of PIMCO Dynamic Credit Income Fund voted as indicated below.

PCM Fund, Inc.	For	Against	Abstain
Approval of an Investment Management Agreement between PCM Fund, Inc. and Pacific Investment Management Company LLC	5,488,259	58,498	324,975

92	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Dynamic Credit Income Fund	For	Against	Abstain
Approval of an Investment Management Agreement between PIMCO Income Opportunity Fund and Pacific Investment Management Company LLC	58,025,925	1,650,406	11,197,705

ANNUAL REPORT	DECEMBER 31, 2014	93

Changes to Boards of Trustees / Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Class III Director of PCM Fund, Inc. and a Class II Trustee of PIMCO Dynamic Credit Income Fund.

Changes to Portfolio Managers

Effective as of January 29, 2014, Daniel J. Ivascyn replaced Marc P. Seidner as portfolio manager for PIMCO Dynamic Credit Income Fund. There have not been any changes to the portfolio management of PCM Fund, Inc.

Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is the head of the mortgage credit portfolio management team and a lead portfolio manager for PIMCO’s credit hedge fund and mortgage opportunistic strategies. Mr. Ivascyn is a member of PIMCO’s Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 23 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor’s degree in economics from Occidental College.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

94	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective December 22, 2014, PIMCO Dynamic Credit Income Fund amended an existing non-fundamental investment policy, such that the Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, the Fund could invest up to 40% of its total assets in securities of issuers economically tied to emerging market countries, but this limitation did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, PIMCO Dynamic Credit Income Fund adopted a non-fundamental investment policy permitting the Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in such Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

PCM Fund, Inc. has adopted the following investment policy:

PCM Fund, Inc. may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security.

The following risks are associated with the policies described above:

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents a Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to a Fund’s investments in Foreign Government Securities of emerging market countries.

ANNUAL REPORT	DECEMBER 31, 2014	95

Investment Strategy Updates (Cont.)

(Unaudited)

The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

96	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan

(Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

ANNUAL REPORT	DECEMBER 31, 2014	97

Dividend Reinvestment Plan (Cont.)

(Unaudited)

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

98	PIMCO CLOSED-END FUNDS

Privacy Policy

(Unaudited)

The Funds1 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”)

[1]

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	DECEMBER 31, 2014	99

Privacy Policy (Cont.)

(Unaudited)

believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Effective as of September 5, 2014.

100	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PCM Fund, Inc. and PIMCO Dynamic Credit Income Fund.

pimco.com/investments

CEF3002AR_123114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2014	$ 75,582
	December 31, 2013	$ 80,000

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2014	$ —
	December 31, 2013	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2014	$ 12,000
	December 31, 2013	$ 15,990

(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2014	$ —
	December 31, 2013	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2014
PIMCO Dynamic Credit Income Fund	$12,000
Pacific Investment Management Company LLC (“PIMCO”)	8,200,269
Allianz Global Investors Fund Management LLC	112,190

Total	$8,324,459

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended December 31, 2013 was $8,858,060.

h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February XX, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO Dynamic Credit Income Fund (the “Fund”):

Alfred T. Murata

Mr. Murata has been the lead portfolio manager of the Fund since January 2014 and has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Sai S. Devabhaktuni

Mr. Devabhaktuni has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Devabhaktuni is an executive vice president in the Newport Beach office and head of corporate distressed portfolio management. Prior to joining PIMCO in 2012, he was founder and managing principal of Monocle Group LLC, an investment firm focused on opportunities in stressed and distressed securities, post-reorganization securities and special situation equities. Previously he was one of three managing principals for 12 years with MHR Fund Management LLC, a New York-based private equity firm specializing in the distressed securities market. Earlier in his career he was an analyst with Highbridge Capital Management LLC and Nomura Securities.

Dan J. Ivascyn

Mr. Ivascyn has been a portfolio manager of the Fund since January 2014. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Mark R. Kiesel

Mr. Kiesel has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Mr. Kiesel is CIO Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Elizabeth O. MacLean

Ms. MacLean has been a portfolio manager of the Fund since the Fund’s inception in January 2013. Ms. MacLean is an executive vice president in the Newport Beach office and a portfolio manager focusing on bank loans. Prior to joining PIMCO in 2011, she was a Partner and a portfolio manager at Lord Abbett & Co., LLC. Previously, she worked as a Managing Director and a portfolio manager at Nomura Corporate Research and Asset Management and a Vice President and a portfolio manager at Pilgrim Investments (now ING Pilgrim).

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Manager as of December 31, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Alfred T. Murata	8	45,087.66	3	7,246.62***	5	596.26****
Sai S. Devabhaktuni	0	0	0	0	0	0
Dan J. Ivascyn	0	0	2	1,560.74***	3	2,885.33****
Mark R. Kiesel	0	0	10	6,307.87	19	7,055.36
Elizabeth O. MacLean	0	0	0	0	1	208.15*****

*Of these Other Pooled Investment Vehicles, 10 accounts totaling 6,307.87 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 19 accounts totaling $7,055.36 million in assets pay an advisory fee that is based in part on the performance of the accounts.

***Of these Other Pooled Investment Vehicles, 2 accounts totaling $1,560.74 million in assets pay an advisory fee that is based in part on the performance of the accounts.

****Of these other Accounts, 3 accounts totaling $2,885.33 million in assets pay an advisory fee that is based in part on the performance of the accounts.

*****Of these other Accounts, 1 accounts totaling $208.15 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund, and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of December 31, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of pay-for-performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular instalments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Participation in the LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio manager beneficially owned as of December 31, 2014:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2014
Sai S. Devabhaktuni	None
Dan J. Ivascyn	None
Mark R. Kiesel	None
Elizabeth O. MacLean	None
Alfred T. Murata	$500,001 - $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Credit Income Fund

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	February 27, 2015

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	February 27, 2015